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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

NORTHSTAR REALTY FINANCE CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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To the Stockholders of NorthStar Realty Finance Corp.:

        It is my pleasure to invite you to NorthStar Realty Finance Corp.'s 2011 annual meeting of stockholders.

        The 2011 annual meeting of stockholders of NorthStar Realty Finance Corp., a Maryland corporation (the "Company"), will be held at the New York Palace Hotel at 455 Madison Avenue, Stanford Room—Villard Mansion, 4th Floor, New York, New York on May 26, 2011, beginning at 10:00 a.m., local time.

        This booklet includes a notice of meeting, a proxy statement, proxy card, self-addressed envelope, and Annual Report to Stockholders for the fiscal year ended December 31, 2010.

        It is important that your shares be represented at the annual meeting regardless of the size of your securities holdings. Whether or not you plan to attend the annual meeting in person, please complete, date and sign the proxy card. Return it promptly in the envelope provided, which requires no postage if mailed in the United States. If you are the record holder of your shares and you attend the annual meeting, you may withdraw your proxy and vote in person, if you so choose.

        We look forward to seeing you at the meeting.

Sincerely,
DAVID T. HAMAMOTO Chairman and Chief Executive Officer

April 22, 2011

New York, New York

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 26, 2011

To the Stockholders of NorthStar Realty Finance Corp.:

        The 2011 annual meeting of stockholders of NorthStar Realty Finance Corp., a Maryland corporation (the "Company"), will be held at the New York Palace Hotel at 455 Madison Avenue, Stanford Room—Villard Mansion, 4th Floor, New York, New York on May 26, 2011, beginning at 10:00 a.m., local time. The matters to be considered and voted upon by stockholders at the annual meeting, which are described in detail in the accompanying proxy statement, are:

  1)
  a proposal to elect as directors the eight individuals nominated by our Board of Directors as set forth in the accompanying proxy statement, each to serve until the 2012 annual meeting of stockholders and until his or her successor is duly elected and qualified;

  2)
  a proposal to ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011;

  3)
  an advisory vote on executive compensation;

  4)
  an advisory vote on the frequency of future advisory votes on executive compensation; and

  5)
  any other business that may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

        This notice is accompanied by the Company's proxy statement, proxy card, self-addressed envelope, and the Company's Annual Report to Stockholders for the year ended December 31, 2010.

        Stockholders of record at the close of business on April 20, 2011 will be entitled to notice of and to vote at the annual meeting. Whether or not you plan to attend the annual meeting in person, please complete, date and sign the proxy card. Return it promptly in the envelope provided, which requires no postage if mailed in the United States. If you are the record holder of your shares and you attend the annual meeting, you may withdraw your proxy and vote in person, if you so choose.

By Order of the Board of Directors
ALBERT TYLIS Co-President, Chief Operating Officer and Secretary

April 22, 2011
New York, New York

        Stockholders are invited to visit the Corporate Governance section of our website at www.nrfc.com.

NorthStar Realty Finance Corp.

399 Park Avenue, 18th Floor

New York, New York 10022

(212) 547-2600

PROXY STATEMENT

FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 26, 2011

i

GENERAL INFORMATION CONCERNING SOLICITATION AND VOTING

        This proxy statement and the accompanying proxy card and notice of annual meeting are provided in connection with the solicitation of proxies by and on behalf of the board of directors (the "Board") of NorthStar Realty Finance Corp., a Maryland corporation, for use at the 2011 annual meeting of stockholders to be held on May 26, 2011, at 10:00 a.m., local time, and any adjournments or postponements thereof. "We," "our," "us," and "the Company" each refers to NorthStar Realty Finance Corp. We conduct substantially all of our operations and make our investments through our operating partnership, of which we are the sole general partner. References to our operating partnership refer to NorthStar Realty Finance Limited Partnership, and references to operating partnership units refer to limited partnership interests in NorthStar Realty Finance Limited Partnership.

        The mailing address of our executive office is 399 Park Avenue, 18th Floor, New York, New York 10022. This proxy statement, the accompanying proxy card and the notice of annual meeting are first being mailed to holders of our common stock, par value $0.01 per share, on or about April 26, 2011. Our common stock is the only security entitled to vote at the annual meeting, and we refer to this security in this proxy statement as our voting securities. Along with this proxy statement, we are also sending our Annual Report to Stockholders for the fiscal year ended December 31, 2010.

        A proxy may confer discretionary authority to vote with respect to any matter presented at the annual meeting. As of the date of this proxy statement, management has no knowledge of any business that will be presented for consideration at the annual meeting and that would be required to be set forth in this proxy statement or the related proxy card other than the matters set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented at the annual meeting for consideration, it is intended that the persons named in the enclosed proxy card and acting thereunder will vote in accordance with their discretion on any such matter.

        Grant Thornton LLP, an independent registered public accounting firm, has provided services to us during the past fiscal year, which included the examination of our annual report on Form 10-K, review of our quarterly reports and review of registration statements and filings with the Securities and Exchange Commission ("SEC"). A representative of Grant Thornton LLP is expected to be present at the annual meeting, will be available to respond to appropriate questions from our stockholders and will be given an opportunity to make a statement if he or she desires to do so.

Matters to be Considered and Voted Upon at the Annual Meeting

        At the annual meeting, our stockholders will consider and vote upon:

  1)
  a proposal to elect as directors the eight individuals nominated by our Board of Directors as set forth in the accompanying proxy statement, each to serve until the 2012 annual meeting of stockholders and until his or her successor is duly elected and qualified;

  2)
  a proposal to ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011;

  3)
  an advisory vote on executive compensation;

  4)
  an advisory vote on the frequency of future advisory votes on executive compensation; and

  5)
  any other business that may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

Solicitation of Proxies

        The enclosed proxy is solicited by and on behalf of our Board. The expense of preparing, printing and mailing this proxy statement and the proxies solicited hereby will be borne by us. In addition to the use of the mail, proxies may be solicited by officers and directors, without additional remuneration, by personal interview, telephone, electronic communications or otherwise. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of common stock held of record, as of the close of business, on April 20, 2011 and will provide reimbursement for the cost of forwarding the materials.

        In addition, we have engaged McKenzie Partners to assist in soliciting proxies from brokers, banks and other nominee holders of our shares of common stock at a cost of approximately $5,000, plus reasonable out-of-pocket expenses.

Stockholders Entitled To Vote

        As of the close of business on April 20, 2011, there were 78,608,319 shares of our common stock outstanding and entitled to vote. Each share of our common stock entitles the holder to one vote. Stockholders of record at the close of business on April 20, 2011 are entitled to vote at the annual meeting or any adjournment or postponement thereof.

  Abstentions and Broker Non-Votes

        If you hold your shares in street name and do not provide voting instructions to your bank, broker or other nominee, your shares will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote under the rules of the New York Stock Exchange and, therefore will be considered to be "broker non-votes". Abstentions and broker non-votes, if any will be counted as present at the meeting for the purpose of determining a quorum. Your bank, broker or other nominee does not have discretionary authority to vote your shares on the election of directors, the approval of the advisory vote on executive compensation or the advisory vote on the frequency of future advisory votes on executive compensation if your bank, broker or other nominee does not receive voting instructions from you.

Required Quorum/Vote

        A quorum will be present if stockholders entitled to cast a majority of all the votes entitled to be cast at the annual meeting are present, in person or by proxy. If you hold your shares in your own name as holder of record and return a valid proxy or attend the annual meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the annual meeting may be adjourned by the chairman of the meeting to a date not more than 120 days after the original record date without notice other than announcement at the meeting.

        Election of the director nominees named in Proposal No. 1 requires the affirmative vote of a plurality of all the votes cast in the election of directors at the annual meeting by holders of our voting securities. The candidates receiving the highest number of affirmative votes will be elected directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of each of the Board's nominees named in Proposal No. 1. Votes may be cast in favor of or withheld with respect to all of the director nominees, or any one or more of them. A vote "withheld" from a director nominee will have no effect on the outcome of the vote because a plurality of all the votes cast at the annual meeting is required for the election of each director. Broker non-votes, if any, will not be counted as having been cast and will have no effect on the outcome of the vote on the election of directors. Stockholders may not cumulate votes in the election of directors.

        Ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2011, as specified in Proposal No. 2, requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting by holders of our voting securities. If this selection is not ratified by holders of our voting securities, the Audit Committee may reconsider its appointment and endorsement, respectively. Abstentions and broker non-votes, if any, will not be counted as having been cast and will have no effect on the outcome of the vote for this proposal. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company.

        Approval on a non-binding, advisory basis of the compensation of our named executive officers, as specified in Proposal No. 3, requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting by holders of our voting securities. Abstentions and broker non-votes, if any, will not be counted as having been cast and will have no effect on the outcome of the vote on this proposal.

        Approval, on a non-binding, advisory basis, of the frequency with which we submit non-binding, advisory votes on named executive officer compensation to our stockholders in the future, as specified in Proposal No. 4, requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting by holders of our voting securities. Because there are three alternatives it is possible that none of the three alternatives will receive a majority of the votes cast. In the event that no alternative receives a majority of the votes cast, we will consider the alternative that receives the most votes to be the alternative preferred by stockholders. Abstentions and broker non-votes, if any, will not be counted as having been cast and will have no effect on the outcome of the vote on this proposal.

        If the enclosed proxy is properly executed and returned to us in time to be voted at the annual meeting, it will be voted as specified on the proxy unless it is properly revoked prior thereto. If no specification is made on the proxy as to any one or more of the proposals, the shares of our voting securities represented by the proxy will be voted as follows:

  1)
  FOR the election of each of the nominees to our Board;

  2)
  FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011;

  3)
  FOR the approval, on a non-binding, advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement;

  4)
  1 YEAR with respect to the vote, on a non-binding, advisory basis, of how frequently we will submit non-binding, advisory votes on named executive officer compensation to our stockholders in the future; and

  5)
  in the discretion of the proxy holder on any other business that properly comes before the annual meeting or any adjournment or postponement thereof.

        As of the date of this proxy statement, we are not aware of any other matter to be raised at the annual meeting.

Voting

        If you hold your shares of our voting securities in your own name as a holder of record, you may instruct the proxies to vote your shares by signing, dating and mailing the proxy card in the postage-paid envelope provided. In addition, you may vote your shares of our voting securities in person at the annual meeting.

        If your shares of our voting securities are held on your behalf by a broker, bank or other nominee, you will receive instructions from such individual or entity that you must follow in order to have your shares voted at the annual meeting.

Right to Revoke Proxy

        If you hold shares of our voting securities in your own name as a holder of record, you may revoke your proxy instructions through any of the following methods:

  •
  send written notice of revocation, prior to the date of the annual meeting, to our Secretary at 399 Park Avenue, 18th Floor, New York, New York 10022;

  •
  sign and mail a new, later dated proxy card to our Secretary at the address specified above that is received prior to the date of the annual meeting; or

  •
  attend the annual meeting and vote your shares in person.

        If shares of our voting securities are held on your behalf by a broker, bank or other nominee, you must contact it to receive instructions as to how you may revoke your proxy instructions.

Copies of Annual Report to Stockholders

        A copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2010 is being mailed to stockholders entitled to vote at the annual meeting with these proxy materials and is also available without charge to stockholders upon written request to: NorthStar Realty Finance Corp., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel.

Annual Report and Quarterly Reports

        We make available free of charge through our website at www.nrfc.com under the heading "Investor Relations" our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. Further, we will provide, without charge to each stockholder upon written request, a copy of our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and all amendments to those reports. Requests for copies should be addressed to: NorthStar Realty Finance Corp., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel. Copies may also be accessed electronically by means of the SEC home page on the Internet, at www.sec.gov. Neither our Annual Report on Form 10-K, nor our Annual Report to Stockholders, for the fiscal year ended December 31, 2010, is part of the proxy solicitation materials.

Householding Information

        We have adopted a procedure approved by the SEC called "householding." Under this procedure, stockholders of record who have received 60 days prior notice from us or their broker and have the same last name and address will receive only one copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2010, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Also, householding will not in any way affect dividend check mailings.

        If you participate in householding and wish to receive a separate copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2010, please request a copy in writing from NorthStar Realty Finance Corp., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel, and a copy will be provided to you promptly.

        If you do not wish to continue participating in householding and prefer to receive separate copies of future annual reports to stockholders and other stockholder communications, notify our General Counsel in writing at the following address: NorthStar Realty Finance Corp., 399 Park Avenue, 18th Floor, New York, New York 10022.

Voting Results

        American Stock Transfer & Trust Company will have a representative present at the annual meeting to count the votes and act as the Inspector of Election. We will publish the voting results in a Current Report on Form 8-K, which we plan to file with the SEC within four business days of the annual meeting.

Confidentiality of Voting

        We will keep all proxies, ballots and voting tabulations confidential. We will permit only our Inspector of Election, American Stock Transfer & Trust Company, to examine these documents, except as necessary to meet applicable legal requirements.

Recommendations of the Board.

        The Board recommends a vote:

  1)
  FOR the election of each of the nominees to our Board;

  2)
  FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011;

  3)
  FOR the approval, on a non-binding, advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement;

  4)
  1 YEAR with respect to the vote, on a non-binding, advisory basis, of how frequently we will submit non-binding, advisory votes on named executive officer compensation to our stockholders in the future; and

  5)
  in the discretion of the proxy holder on any other business that properly comes before the annual meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the 2011 Annual Meeting of Stockholders to be Held on May 26, 2011.

        The Company's Proxy Statement for the 2011 Annual Meeting of Stockholders and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 are available at www.nrfcproxy.com.

BOARD OF DIRECTORS

General

        Our Board presently consists of eight members. At the annual meeting, stockholders will vote on the election of Messrs. C. Preston Butcher, Stephen E. Cummings, David T. Hamamoto, Oscar Junquera, Wesley D. Minami, Louis J. Paglia and Sridhar Sambamurthy and Ms. Judith A. Hannaway, for a term ending at the 2012 annual meeting of stockholders and until their successors are duly elected and qualified.

        The director nominees listed below are leaders in business as well as in the real estate and financial communities because of their intellectual acumen and analytic skills, strategic vision and their records of outstanding accomplishments over a period of decades. Each has been chosen to stand for re-election in part because of his or her ability and willingness to understand our unique challenges, and evaluate and implement our strategies.

        Set forth below are each director nominee's name and age as of the date of this proxy statement and his or her principal occupation, business history and public company directorships held during the past five years. Each of our director nominees currently serves on the Board and was elected by the stockholders at the 2010 annual meeting of stockholders, except for Mr. Junquera, who was elected to the Board to fill an existing vacancy on April 13, 2011 and Mr. Sambamurthy, who was elected to the Board to fill a newly created vacancy on April 21, 2011.

Current Directors Who are Nominees for Election or Reelection

Name	Age
C. Preston Butcher	72
Stephen E. Cummings	55
David T. Hamamoto	51
Judith A. Hannaway	59
Oscar Junquera	57
Wesley D. Minami	54
Louis J. Paglia	53
Sridhar Sambamurthy	49

        C. Preston Butcher.    Mr. Butcher has been one of our directors since September 2004. Since 1998, he has been Chairman and Chief Executive Officer of Legacy Partners (formerly known as Lincoln Property Company N.C., Inc.), a real estate and development and management firm, in Foster City, California. Legacy Partners develops and manages income property in the western United States. From 1967 to 1998, Mr. Butcher served as President, Chief Executive Officer and Regional Partner of Lincoln Property Company N.C., Inc. Mr. Butcher co-founded, formerly served as Chairman of the Board of Directors, and presently serves on the Executive Committee of the National Multi-Housing Council, a national trade association whose members are the major apartment owners and managers throughout the United States. He also co-founded and currently serves as a Director of the California Housing Council. He is a director of the Charles Schwab Corp., a securities brokerage and related financial services firm and Chairman of the Board and Chief Executive Officer of KBS Legacy Partners Apartment REIT, Inc., a real estate investment trust, since August 2009. He received his B.S. in Electrical Engineering from the University of Texas at Austin.

        Consideration for Recommendation:    Mr. Butcher offers the Board a unique perspective and informed advice on matters central to the Company's business, and on matters pertaining to the real estate industry in general. Mr. Butcher's knowledge of the commercial real estate markets, service on housing councils and extensive leadership expertise qualify him to serve as a director of the Company.

        Stephen E. Cummings.    Mr. Cummings has been one of our directors since December 2009. Mr. Cummings currently serves as a Managing Director and Chairman of Americas Investment Banking for UBS Investment Bank, a position he started in April 2011. From 2004 to 2008, Mr. Cummings was Senior Executive Vice President, Head of Corporate and Investment Banking and a member of Wachovia Corporation's Operating Committee. From 1998 to 2004, Mr. Cummings served in a number of different leadership roles at Wachovia (and First Union Corporation, a predecessor to Wachovia), including their Mergers and Acquisitions, Investment Banking and Capital Markets Divisions. Before joining Wachovia, Mr. Cummings served as Chairman and Chief Executive Officer of Bowles Hollowell Conner & Co. from 1993 to 1998. Mr. Cummings began his investment banking career in 1979 in the Corporate Finance Division of Kidder, Peabody & Co. Incorporated in New York and joined Bowles Hollowell Conner & Co. in 1984. Mr. Cummings has a B.A. in administrative science from Colby College, and an M.B.A. from Columbia University Graduate School of Business.

        Consideration for Recommendation:    Mr. Cummings has significant financial experience, developed through his roles as Senior Executive Vice President, Head of Corporate and Investment Banking and a member of Wachovia Corporation's Operating Committee, and has served in a number of executive positions with oversight of financial operations, merger and acquisition and capital markets activities. As a business executive with senior management responsibilities, Mr. Cummings's leadership and experience qualify him to serve as a director of the Company.

        David T. Hamamoto.    Mr. Hamamoto has been our Chairman since October 2007 and one of our directors, our President and our Chief Executive Officer since October 2004. Mr. Hamamoto has also served as Chairman and Chief Executive Officer of NorthStar Real Estate Income Trust, Inc., or NSREIT, the first public, non-listed REIT sponsored by us, since February 2009, and as Chairman and Chief Executive Officer of NorthStar Senior Care Trust, Inc., or NorthStar Senior Care, the second public, non-listed REIT sponsored by us, since October 2010. Mr. Hamamoto co-founded NorthStar Capital Investment Corp. in July 1997, having co-founded and previously been a partner and co-head of the Real Estate Principal Investment Area at Goldman, Sachs & Co. In 1988, Mr. Hamamoto initiated the effort to build a real estate principal investment business at Goldman, Sachs & Co. under the auspices of the Whitehall Funds. Mr. Hamamoto currently serves as Executive Chairman of the Board of Directors of Morgans Hotel Group Co., a public global hotel management and ownership company focused on the boutique sector. Mr. Hamamoto received a B.S. from Stanford University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania.

        Consideration for Recommendation:    As a founder of the Company, Mr. Hamamoto offers the Board an intuitive perspective of the business and operations of the Company as a whole. Mr. Hamamoto also has significant experience in all aspects of the commercial real estate markets, which he gained initially as co-head of the Real Estate Principal Investment Area at Goldman, Sachs & Co. Mr. Hamamoto is able to draw on his extensive knowledge to develop and articulate sustainable initiatives, operational risk management and strategic planning, which qualify him to serve as a director of the Company.

        Judith A. Hannaway.    Ms. Hannaway has been one of our directors since September 2004. Currently, Ms. Hannaway is a consultant to various financial institutions. Previously, Ms. Hannaway was employed by Scudder Investments, a wholly-owned subsidiary of Deutsche Bank Asset Management, as a Managing Director. Ms. Hannaway joined Scudder Investments in 1994 and was responsible for Special Product Development including closed end funds, off-shore funds and REIT funds. Prior to joining Scudder Investments, Ms. Hannaway was employed by Kidder Peabody as a Senior Vice President in Alternative Investment Product Development. She joined Kidder Peabody in 1980 as a Real-Estate Product Manager. Ms. Hannaway received her B.A. from Newton College of the Sacred Heart and an M.B.A. from Simmons College Graduate Program in Management.

        Consideration for Recommendation:    Ms. Hannaway has had significant experience at major financial institutions and has broad ranging financial services expertise and experience in the areas of financial reporting, risk management and alternative investment products. Ms. Hannaway's financial related experience qualifies her to serve as a director of the Company.

        Oscar Junquera.    Mr. Junquera has been one of our directors since April 2011. Mr. Junquera is the founder of PanMar Capital llc, a private equity firm specializing in the financial services industry, and has been their Managing Partner since its formation in January 2008. Mr. Junquera worked on matters related to the formation of PanMar Capital llc from July 2007 until December 2008. From 1980 until June 2007, Mr. Junquera was at PaineWebber, which was sold to UBS in 2000. He began at PaineWebber in the Investment Banking Division and was appointed Managing Director in 1988, Group Head—Financial Institutions in 1990, and a member of the Investment Banking Executive Committee in 1995. Following the sale of PaineWebber to UBS in 2000, Mr. Junquera was appointed Global Head of Asset Management Investment Banking at UBS, and was responsible for establishing and building the bank's franchise with mutual fund, institutional, high net worth and alternative asset management firms, as well as banks, insurance and financial services companies active in asset management. Mr. Junquera is on the Board of Trustees of the Long Island Chapter of the Nature Conservancy and is a supporter of various other charitable organizations. He received a B.S. from the University of Pennsylvania's Wharton School and an M.B.A. from Harvard Business School.

        Consideration for Recommendation:    Mr. Junquera has over 25 years of investment banking experience, most recently as a Managing Director in the Global Financial Institutions Group at UBS Investment Bank and Global Head of Asset Management Investment Banking. Mr. Junquera's experience covers a unique cross-section of strategic advisory and capital markets activities, combined with the structuring and distribution of investment funds and permanent capital vehicles.

        Wesley D. Minami.    Mr. Minami has been one of our directors since September 2004. Since 2003, he has been President of Billy Casper Golf LLC. From 2001 to 2002, he served as President of Charles E. Smith Residential Realty, Inc., a REIT that was listed on the New York Stock Exchange. In this capacity, Mr. Minami was responsible for the development, construction, acquisition and property management of over 22,000 high-rise apartments in five major U.S. markets. He resigned from this position after completing the transition and integration of Charles E. Smith Residential Realty, Inc. from an independent public company to a division of Archstone-Smith, an apartment company listed on the New York Stock Exchange. From 1997 to 2001, Mr. Minami worked as Chief Financial Officer and then Chief Operating Officer of Charles E. Smith Residential Realty, Inc. Prior to 1997, Mr. Minami served in various financial service capacities for numerous entities, including Ascent Entertainment Group, Comsat Corporation, Oxford Realty Services Corporation and Satellite Business Systems. Mr. Minami earned his B.A. in Economics, with honors, from Grinnell College and his M.B.A. in Finance from the University of Chicago.

        Consideration for Recommendation:    Mr. Minami, who served as President of a publicly-traded REIT, chief financial officer and chief operating officer of a real estate company and in various financial service capacities, brings corporate finance, operations, public company and executive leadership expertise to the Board. Mr. Minami's diverse experience, real estate background and understanding of financial statements qualify him to serve as a director of the Company.

        Louis J. Paglia.    Mr. Paglia has been one of our directors since February 2006. From April 2002 to March 2006, Mr. Paglia was the Executive Vice President of UIL Holdings Corporation, an electric utility, contracting and energy infrastructure company. Mr. Paglia was also President of UIL Holdings' investment subsidiaries. From July 2002 through April 2005, Mr. Paglia also served as UIL Holdings' Chief Financial Officer. From 1999 to 2001, Mr. Paglia was Executive Vice President and Chief Financial Officer of eCredit.com, a credit evaluation software company. Prior to 1999, Mr. Paglia served as the Chief Financial Officer for TIG Holdings Inc. and Emisphere Technologies, Inc.

Mr. Paglia received a B.S. from Massachusetts Institute of Technology and an M.B.A. from the Wharton School of Business at the University of Pennsylvania.

        Consideration for Recommendation:    Mr. Paglia brings a career of broad ranging financial expertise, having held several chief financial officer positions, including at three public companies. Mr. Paglia's extensive accounting, finance and risk management expertise qualify him to serve as a director of the Company.

        Sridhar Sambamurthy.    Mr. Sambamurthy has been one of our directors since April 2011. Mr. Sambamurthy is currently Managing Principal and Co-Founder of West Point Partners LLC, a real estate investment and advisory firm based in New York and has been acting in that capacity since April 2009. From April 2005 until December 2008, Mr. Sambamurthy was a Managing Director and member of the Investment Committee at Starwood Capital Group. While at Starwood Capital Group, Mr. Sambamurthy was responsible for corporate, entity level and platform investments in real estate, lodging, leisure, gaming and alternative sectors. Mr. Sambamurthy was also involved with various restructurings and debt transactions. Prior to joining Starwood Capital Group, from February 2002 until March 2005, Mr. Sambamurthy was a Managing Director at Deutsche Bank where he was the head of the mergers and acquisitions and restructuring practice for the real estate lodging and leisure sectors for the Americas. Mr. Sambamurthy was also an Executive Director in the real estate investment banking group at Morgan Stanley where he served from 1994 until January 2002. Prior to joining Morgan Stanley, Mr. Sambamurthy held positions at Vornado Realty Trust, Ernst & Young and AF Ferguson & Co. Mr. Sambamurthy is a member of multiple civic organizations, including the Urban Land Institute, Council of Foreign Relations, U.S. India Business Council and New Jersey SEEDS. He is a certified public accountant and received a Bachelor of Finance from the University of Madras and an M.B.A. from New York University's Stern School of Business.

        Consideration for Recommendation:    Mr. Sambamurthy has extensive experience in the real estate industry, including with respect to real estate investments, merger and acquisition activity, restructurings and debt transactions. Mr. Sambamurthy has held leadership positions at companies such as West Point Partners, Starwood Capital Group, Deutsche Bank and Morgan Stanley, where he has had significant responsibilities in investing, advisory matters and raising capital in the real estate sector and also in running industry platforms. As a seasoned professional with broad industry background and experience, Mr. Sambamurthy's knowledge and skills qualify him to be a director of the Company.

        There are no understandings or arrangements between Mr. Sambamurthy and any other person pursuant to which Mr. Sambamurthy was selected as a director. There are no transactions regarding Mr. Sambamurthy that are required to be disclosed pursuant to Item 404(a) of Regulation S-K. Furthermore, Mr. Sambamurthy does not currently participate in any material plan, contract or arrangement with the Company but will be entitled to receive ordinary non-employee director compensation as described elsewhere in this proxy statement.

Corporate Governance Profile

        We are committed to good corporate governance practices and, as such, we have adopted the formal corporate governance guidelines and codes of ethics discussed below to enhance our effectiveness.

  Code of Ethics for Senior Financial Officers

        We have adopted a senior officer code of ethics applicable to our chief executive officer, chief financial officer and all other senior financial officers of the Company. The code is available on our website at www.nrfc.com under the heading "Investor Relations—Corporate Governance."

Amendments to, and waivers from, the senior financial officer code of ethics will be disclosed on our website at www.nrfc.com under the heading "Investor Relations—Corporate Governance."

  Code of Business Conduct and Ethics

        We have adopted a code of corporate ethics relating to the conduct of our business by our employees, officers and directors. We intend to maintain the highest standards of ethical business practices and compliance with all laws and regulations applicable to our business, including those relating to doing business outside the United States. Specifically, among other things, our code of ethics prohibits payments, directly or indirectly, to any government official seeking to influence such official or otherwise obtain an improper advantage for our business. The code is available on our website at www.nrfc.com under the heading "Investor Relations—Corporate Governance" and is also available without charge to stockholders upon written request to: NorthStar Realty Finance Corp., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel.

  Corporate Governance Guidelines

        We have adopted corporate governance guidelines to assist the Board in the exercise of its responsibilities. The guidelines govern, among other things, Board composition, Board member qualifications, responsibilities and education, management succession, and self-evaluation. A copy of the corporate governance guidelines may be found on our website at www.nrfc.com under the heading "Investor Relations—Corporate Governance" and are also available without charge to stockholders upon written request to: NorthStar Realty Finance Corp., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel.

Board Committees

        Our Board has appointed an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee and each of these committees has adopted a charter. Each of these committees is composed exclusively of independent directors, as defined by the listing standards of the New York Stock Exchange. Moreover, the Compensation Committee is composed exclusively of individuals referred to as "non-employee directors" in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors" in section 162(m) of the Internal Revenue Code.

        During the year ended December 31, 2010, the Board met on twelve occasions. Each director then serving attended at least 75% of the aggregate number of meetings of the Board and all committees on which they served.

        The following table shows the current membership of the various committees:

Audit	Compensation	Nominating and Corporate Governance
Wesley D. Minami*^	Louis J. Paglia*	Judith A. Hannaway*
Louis J. Paglia^	Judith A. Hannaway	Wesley D. Minami
Oscar Junquera

*
Denotes Chairperson

^
Denotes Audit Committee Financial Expert

  Audit Committee

        Our Audit Committee held five meetings in 2010. Its report begins on page 40 of this proxy statement. Our Board has determined that all three members of the Audit Committee are independent and financially literate under the rules of the New York Stock Exchange and that at least two members, Mr. Minami, who chairs our Audit Committee, and Mr. Paglia, are "audit committee financial experts," as that term is defined by the SEC. The Audit Committee is responsible for, among other things, engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and assisting the Board in its oversight of our internal controls over financial reporting.

        A copy of the Audit Committee charter is available on our website at www.nrfc.com, under the heading "Investor Relations—Corporate Governance" and is also available without charge to stockholders upon written request to: NorthStar Realty Finance Corp., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel.

  Compensation Committee

        Our Compensation Committee held seven meetings in 2010 and acted once by unanimous written consent. Its report is on page 36 of this proxy statement. Our Board has determined that all members of the Compensation Committee are independent under the rules of the New York Stock Exchange. Mr. Paglia chairs the Compensation Committee. The Compensation Committee is responsible for, among other things, determining compensation for our executive officers, administering and monitoring our equity compensation plans, evaluating the performance of our executive officers and producing an annual report on executive compensation for inclusion in our annual meeting proxy statement.

        A copy of the Compensation Committee charter is available on our website at www.nrfc.com, under the heading "Investor Relations—Corporate Governance" and is also available without charge to stockholders upon written request to: NorthStar Realty Finance Corp., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel.

  Nominating and Corporate Governance Committee

        Our Nominating and Corporate Governance Committee held two meetings in 2010. Our Board has determined that all members of the Nominating and Corporate Governance Committee are independent under the rules of the New York Stock Exchange. Ms. Hannaway chairs the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for, among other things, seeking, considering and recommending to the Board qualified candidates for election as directors and recommending a slate of nominees for election as directors at the annual meeting. It also periodically prepares and submits to the Board for adoption the committee's selection criteria for director nominees. It reviews and makes recommendations on matters involving general operation of the Board and our corporate governance, and annually recommends to the Board nominees for each committee of the Board. In addition, the committee annually facilitates the assessment of the Board's performance as a whole and of the individual directors and reports thereon to the Board.

        A copy of the Nominating and Corporate Governance Committee charter is available on our website at www.nrfc.com, under the heading "Investor Relations—Corporate Governance" and is also available without charge to stockholders upon written request to: NorthStar Realty Finance Corp., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel.

Compensation Committee Interlocks and Insider Participation

        There are no Compensation Committee interlocks or employee participation on the Compensation Committee that requires disclosure.

Director Independence

        Of our eight directors, six have been determined by our Board to be independent for purposes of the New York Stock Exchange listing standards. In determining director independence, the Board reviewed, among other things, whether any transactions or relationships exist currently or, existed since our incorporation, between each director and the Company and its subsidiaries, affiliates and equity investors or independent auditors. In particular, the Board reviewed current or recent business transactions or relationships or other personal relationships between each director and the Company, including such director's immediate family and companies owned or controlled by the director or with which the director was affiliated. The purpose of this review was to determine whether any such transactions or relationships failed to meet any of the objective tests promulgated by the New York Stock Exchange for determining independence or were otherwise sufficiently material as to be inconsistent with a determination that the director is independent.

        The Board also examined whether there were any transactions or relationships between each director and members of our senior management or our affiliates.

        As a result of its review, the Board affirmatively determined at meetings held on April 13, 2011 and April 21, 2011 that Messrs. Cummings, Junquera, Minami, Paglia and Sambamurthy and Ms. Hannaway were independent under the New York Stock Exchange listing standards.

Board Leadership Structure; Meetings of Independent Directors

        The Board believes it is important to select its chairman and the Company's chief executive officer in the manner it considers in the best interests of the Company at any given point in time. The members of the Board possess considerable business experience and in-depth knowledge of the issues the Company faces, and are therefore in the best position to evaluate the needs of the Company and how best to organize the Company's leadership structure to meet those needs. Accordingly, the chairman and chief executive officer positions may be filled by one individual or by two different individuals. After careful consideration, the Board believes that the most effective leadership structure for the Company at this time is for Mr. Hamamoto to serve as both our chairman and chief executive officer. Mr. Hamamoto's combined role as chairman and chief executive officer creates a firm link between management and the Board and provides unified leadership for carrying out the Company's strategic initiatives and business plans. The Board continually evaluates the Company's leadership structure and could in the future decide not to combine the chairman and chief executive officer positions if it believes that doing so would serve the best interests of the Company.

        To promote the independence of the Board and appropriate oversight of management, the independent directors select a Lead Non-Management Director, currently Mr. Minami, to facilitate free and open discussion and communication among the independent directors of the Board and management. The Lead Non-Management Director presides at all executive sessions at which only non-management directors are present. These meetings are held in conjunction with the regularly scheduled quarterly meetings of the Board, but may be called at any time by our Lead Non-Management Director or any of our other independent directors. In 2010, our independent directors met four times in executive session without management present following Board meetings and met outside of regularly scheduled Board meetings on a number of occasions. Our Lead Non-Management Director sets the agenda for these meetings held in executive session and discusses issues that arise from those meetings with our chairman. Our Lead Non-Management Director also discusses with our chairman and secretary Board meeting agendas and may request inclusion of additional agenda items for meetings of the Board. It is expected, as provided in our Corporate Governance Guidelines, that the individual who serves as the Lead Non-Management Director shall rotate every two years.

Stockholder Communications with Directors

        The Board has established a process to receive communications from stockholders. Stockholders may contact the Lead Non-Management Director, any member or all members of the Board by mail. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent in care of our General Counsel at NorthStar Realty Finance Corp., 399 Park Avenue, 18th Floor, New York, New York 10022.

        All communications received as set forth in the preceding paragraph will be opened by the office of our General Counsel for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the office of the General Counsel will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of beneficial ownership of such securities on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all Forms 3, 4 and 5 that they file. Based solely on our review of the copies of such forms we received, or written representations from certain reporting persons that no filings on such forms were required for those persons, we believe that, other than as described below, all such filings required to be made during and with respect to the fiscal year ended December 31, 2010 by Section 16(a) were timely made. Reports under Section 16(a) were inadvertently not filed by and on behalf of Ms. Lisa Meyer, our Chief Accounting Officer, after March 14, 2007, the date Ms. Meyer first executed our report on Form 10-K as our Principal Accounting Officer. During this period, Ms. Meyer was granted 85,653 LTIP units and disposed of 101,712 shares of common stock.

Director Nomination Procedures

        The Nominating and Corporate Governance Committee generally believes that, at a minimum, candidates for membership on the Board should have demonstrated an ability to make a meaningful contribution to the Board's oversight of our business and affairs and have a record and reputation for honest and ethical conduct. The Nominating and Corporate Governance Committee recommends director nominees to the Board based on, among other things, its evaluation of a candidate's experience and skills, relevant industry background and knowledge, integrity, ability to make independent analytical inquiries, and a willingness to devote adequate time and effort to Board responsibilities. In addition to the criteria set forth above, when identifying and selecting nominees for the Board, the Nominating and Corporate Governance Committee does not have a specific diversity policy with respect to the director nomination process, but strives to create diversity in perspective, background and experience in the Board as a whole and seeks to have the Board nominate candidates who have diverse backgrounds.

        In the future, the Nominating and Corporate Governance Committee intends to identify potential nominees by asking current directors and executive officers to notify the committee if they become aware of persons who meet the criteria described above, especially business and civic leaders in the communities in which we operate. The Nominating and Corporate Governance Committee also, from time to time, may engage firms, at our expense, that specialize in identifying director candidates. As described below, the Nominating and Corporate Governance Committee will also consider candidates recommended by stockholders.

        The Nominating and Corporate Governance Committee anticipates that once a person has been identified by the committee as a potential candidate, the committee will collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Corporate Governance Committee determines that the candidate warrants further consideration, the chairman or another member of the committee will contact the person. If the person expresses a willingness to be considered and to serve on the Board, the Nominating and Corporate Governance Committee will request information from the candidate, review the person's accomplishments and qualifications, including in light of any other candidates that the committee might be considering and conduct one or more interviews with the candidate. In certain instances, members of the Nominating and Corporate Governance Committee may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments.

        The Nominating and Corporate Governance Committee will consider written recommendations from stockholders of potential director candidates. Such recommendations should be submitted to the Nominating and Corporate Governance Committee in care of our General Counsel at NorthStar Realty Finance Corp., 399 Park Avenue, 18th Floor, New York, New York 10022. Director recommendations submitted by stockholders must comply with the procedures set forth in our bylaws, as such may be amended from time to time, including providing the following:

  •
  the name, age, business address and residence address of the individual(s) recommended for nomination;

  •
  the class, series and number of any shares of our stock that are beneficially owned by the individual(s) recommended for nomination;

  •
  the date such shares of our stock were acquired by the individual(s) recommended for nomination and the investment intent of such acquisition; and

  •
  all other information relating to such candidate that would be required to be disclosed pursuant to Regulation 14A under the Exchange Act, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

        The Nominating and Corporate Governance Committee expects to use a similar process to evaluate candidates to the Board recommended by stockholders as the one it uses to evaluate candidates otherwise identified by the committee.

Risk Oversight

        Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Our management team is responsible for our risk exposures on a day-to-day basis by identifying the material risks we face, implementing appropriate risk management strategies that are responsive to our risk profile, integrating consideration of risk and risk management into our decision-making process and, if necessary, promulgating policies and procedures to ensure that information with respect to material risks is transmitted to our Board. Our Board, as a whole and through its committees, has the responsibility to oversee and monitor these risk management processes by informing itself of material risks and evaluating whether management has reasonable controls in place to address the material risks; the Board is not responsible, however, for defining or managing our various risks. The Board is regularly informed by management of potential material risks and activities related to those risks at Board meetings. Members of our management team generally attend all Board meetings and management is readily available to the Board to address any questions or concerns raised by the Board on risk management and any other matters.

Director Attendance at Annual Meeting

        We do not currently maintain a policy requiring our directors to attend the annual meeting of stockholders. None of our directors then serving attended the 2010 annual meeting of stockholders.

Directors Offer of Resignation Policy

        Whenever a member of the Board (i) accepts a position with a company that is competitive to the business(es) then engaged in by the Company or (ii) violates our Code of Business Conduct and Ethics, Corporate Governance Guidelines or any other Company policy applicable to members of the Board, pursuant to our resignation policy, he or she is to offer his or her resignation to the Nominating and Corporate Governance Committee for its consideration. The Nominating and Corporate Governance Committee will consider the resignation offer, giving due consideration to all relevant factors that the Nominating and Corporate Governance Committee deems appropriate under the circumstances, including, without limitation, any requirement of the New York Stock Exchange or any rule or regulation promulgated under the Exchange Act, and will recommend to the Board the action to be taken with respect to any resignation offer.

Chief Executive Officer Succession Plan

        Our Board has adopted a succession plan, which it intends to review periodically, with respect to selecting a successor to our chief executive officer.

EXECUTIVE OFFICERS

        Our executive officers are appointed annually by our Board and serve at the discretion of our Board. Set forth below is information, as of the date of this proxy statement, regarding our current executive officers:

Name	Age	Position
David T. Hamamoto*	51	Chairman and Chief Executive Officer
Daniel R. Gilbert	41	Co-President and Chief Investment Officer
Albert Tylis	37	Co-President, Chief Operating Officer and Secretary

*
Biographical information is provided above under "Board of Directors."

        Set forth below is biographical information regarding each of our current executive officers.

        Daniel R. Gilbert.    Mr. Gilbert has been our Co-President since April 2011 and our Chief Investment Officer since January 2009. Mr. Gilbert served as one of our Executive Vice Presidents since our initial public offering in October 2004 until April 2011. Mr. Gilbert has also served as Chief Investment Officer and President of NSREIT since February 2009 and March 1, 2011, respectively, and as Chief Investment Officer of NorthStar Senior Care since October 2010. Mr. Gilbert has primary responsibility for the asset management and primary investment business of us, NSREIT and NorthStar Senior Care. From July 2004 until October 2004, Mr. Gilbert served as an Executive Vice President and Managing Director of mezzanine lending of NorthStar Capital. From 1994 to 2004, Mr. Gilbert held a number of positions with Merrill Lynch & Co., in its Global Principal Investments and Commercial Real Estate department. Most recently, Mr. Gilbert managed a group with global responsibility for Merrill Lynch's relationships with its top tier real estate investor clients and engaging in strategic principal investments in real estate opportunity funds. For the prior six years, he was responsible for making principal investments in mortgage loans, subordinated notes, mezzanine loans, preferred equity, distressed debt and related commercial mortgage-backed securities, or CMBS. Mr. Gilbert's early work at Merrill Lynch focused on CMBS transactions and the acquisition of distressed mortgage loan portfolios. In 1996, Mr. Gilbert left Merrill Lynch for a brief time to work for a management consulting firm, where he advised senior management and directors on shareholder value creation. Prior to 1994, he held accounting and legal-related roles at Prudential Securities Incorporated. Mr. Gilbert graduated from Union College with degrees in political science and anthropology.

        Albert Tylis.    Mr. Tylis has been our Co-President since April 2011, our Chief Operating Officer since January 2010 and our Secretary since April 2006. He served as our General Counsel from April 2006 to April 2011 and served as one of our Executive Vice Presidents from January 2007 to April 2011. Mr. Tylis has also served as General Counsel and Secretary of NSREIT since February 2009 and Chief Operating Officer since February 2010, and as General Counsel and Secretary of NorthStar Senior Care since October 2010. Prior to joining NorthStar in August 2005, Mr. Tylis was the director of corporate finance and general counsel of ASA Institute. From September 1999 through February 2005, Mr. Tylis was a senior attorney at the law firm of Bryan Cave LLP, where he was a member of the Corporate Finance and Securities Group, the Transactions Group, the Banking, Business and Public Finance Group, and supported the firm's Real Estate Group. Mr. Tylis graduated from the University of Massachusetts at Amherst and holds a J.D. from Suffolk University Law School.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Discussion and Analysis

General

        This section describes the process that the Compensation Committee undertakes and the factors it considers in determining the appropriate compensation for our executive officers. The Compensation Committee is responsible for establishing and monitoring compensation programs, and for evaluating the performance of our executive officers. The Compensation Committee reviews and approves individual executive officer salaries, bonuses and other equity-based awards. Our goal is to provide a better understanding of our compensation practices and the decisions made concerning the compensation payable for 2010 to our executive officers.

        Macroeconomic, financial and real estate sector conditions in the United States began to improve in 2010 and liquidity began to return to commercial real estate debt and equity markets; however, many investors remained cautious in providing capital to legacy commercial real estate finance companies, like us, until the economic outlook becomes clearer. While macroeconomic conditions improved in 2010, commercial real estate finance companies faced strong headwinds. In this difficult environment, our management team performed extremely well and we were able to earn $0.62 per share of AFFO for 2010, we maintained high levels of liquidity and our total return to stockholders for 2010 was 50.1%. The Compensation Committee believes that management's strong performance last year and over the last several years has been a critical component of our success relative to similarly situated companies.

        In 2009, the Compensation Committee, with the support of management, revised the Company's compensation practices in a continuing effort to closely tie compensation to performance with relatively limited amounts of discretion afforded to the Compensation Committee compared to historic compensation determinations. In doing so, in 2009 the Compensation Committee adopted the NorthStar Realty Finance Corp. Executive Incentive Bonus Plan (the "Incentive Plan"), a copy of which was filed on Form 8-K on September 11, 2009. In adopting and designing the Incentive Plan, the Compensation Committee considered, among other things, compensation payable in the real estate industry, including under management contracts for externally advised REITs, the long-term interests of stockholders, the alignment of those interests with the interests of the Company's management team and the limitation on the Company's ability to grant equity awards. While the Compensation Committee believes that the framework for the Incentive Plan provides a solid foundation under which to address certain aspects of compensation for the Company, the Compensation Committee evaluates the Incentive Plan and other compensation arrangements annually and considers modifications as appropriate.

Compensation Policies and Objectives

        The Compensation Committee has designed and administers our executive compensation programs with the intention of incenting long-term superior performance. Compensation of our executive officers reflects and supports the goals and strategies that we establish. Our compensation programs are designed to link compensation with performance and to provide competitive levels of compensation relative to our peers and other companies that may compete for the services of our executive officers. We have historically compensated our executive officers through a mix of base salary, bonus (both cash and equity based) and long-term equity compensation. The Compensation Committee has established the following primary objectives in determining the compensation of our executive officers and seeks to continuously evaluate these objectives in light of the Company's on-going strategic goals and general economic conditions:

  •
  to align our executive officers' interests with the long-term interests of our stockholders;

  •
  to provide rewards consistent with corporate performance;

  •
  to attract and retain highly qualified executives that we expect to contribute to our success by paying competitive levels of compensation; and

  •
  to motivate executives to contribute to the achievement of shifting corporate and business goals, as well as individual goals.

        The Compensation Committee monitors the effectiveness of our compensation programs on an ongoing basis and will continue to study and seek to develop improvements to our compensation practices as circumstances warrant.

        With the adoption of the Incentive Plan and the creation of performance metrics annually under the Incentive Plan, the Compensation Committee believes that it has closely tied the compensation for executive officers to the Company's performance, closely aligned management's interests with those of stockholders, created both long-term and short-term goals and objectives, and potentially created a meaningful retention tool for executive officers, particularly under circumstances where direct equity awards are not available to the Compensation Committee. Additionally, the Compensation Committee believes that the Incentive Plan provides a competitive compensation framework for a management team that has performed at a high level in extremely difficult market conditions and markedly outperformed companies in its competitive space.

Compensation Consultant and Benchmarking

        The Compensation Committee approves all compensation and equity awards for our named executive officers, which in 2010 included our chief executive officer, chief financial officer, chief investment officer and chief operating officer. The Compensation Committee largely considers compensation for our executive officers in light of competitive compensation levels, among other things, and has the sole authority to retain compensation consultants to assist in the evaluation of executive officer compensation. In this regard, the Compensation Committee engaged Towers Watson as its compensation consultant in 2009 and utilized Towers Watson's compensation consulting services in 2010. Towers Watson does not provide services to the Company other than relating to its role as a compensation consultant. In evaluating compensation for our executive officers for 2010 and in considering the annual framework under the Incentive Plan, the Compensation Committee relied on materials prepared by Towers Watson.

        Historically, the Compensation Committee annually evaluated a peer group proposed by its compensation consultant. In connection with the implementation of the Incentive Plan, Towers Watson reviewed companies within a competitive peer set, including externally managed REITs, to help provide the Compensation Committee with a framework for understanding the pay practices at such firms and to help with the design and development of the Incentive Plan. While the Incentive Plan generally provides for a fixed formula and metric based plan for determining compensation, in 2010 Towers Watson nonetheless provided information about compensation practices at other companies to help provide the Compensation Committee an awareness of current compensation practices at such firms. These firms represented a diverse group of companies in terms of size, location, market capitalization, earnings and business strategy because of the complex nature of our business and the demand for highly talented and skilled employees in the real estate finance sector that are transferable to a diverse group of companies. With the overall labor market beginning to improve following the recent global economic recession, we believe that highly talented, executive level employees in our industry are in very high demand.

Process for Determining Compensation Awards

        In determining historical compensation packages for individual executive officers, the Compensation Committee considered the overall compensation for each executive officer and then allocated that compensation among base salary, bonus and incentive compensation in such a way as to maximize our retention capabilities and to best align the interests of our executive team with that of our stockholders. In determining compensation for 2010 and long-term compensation arrangements, the Compensation Committee worked with Towers Watson and management to formulate performance metrics under the Incentive Plan.

        The preliminary framework for the Incentive Plan was initially created by Towers Watson and then reviewed by the Compensation Committee. The Compensation Committee then engaged in a direct dialogue with Towers Watson to refine various components of the Incentive Plan. The framework of the Incentive Plan was then provided to management. Management assisted the Compensation Committee and Towers Watson by providing information and feedback on the Incentive Plan. For 2010, Towers Watson worked with the Compensation Committee to determine appropriate total allocations of the Incentive Plan to each of the executive officers, as well as allocations within the three separate incentive compensation components to each of the executive officers. The Compensation Committee also worked with Towers Watson to prepare the appropriate performance metrics under the Incentive Plan and created a $2 million discretionary pool under the Incentive Plan for 2010, which the Compensation Committee would consider allocating based on the Company's and individuals' performance in 2010. The $2 million discretionary pool was created to provide additional flexibility to the Compensation Committee given economic uncertainties and the impact of these economic uncertainties on the formulaic portion of the Incentive Plan. Additionally, the Compensation Committee discussed the proposed Incentive Plan allocations and metrics with our chief executive officer to seek his recommendations regarding the compensation of the other executive officers. After these initial stages and the collection of information, Towers Watson provided more specific recommendations with respect to the Incentive Plan and its components. Following additional discussion between Towers Watson, the Compensation Committee and management, the Compensation Committee formulated the Incentive Plan for 2010.

        In connection with the implementation of the Incentive Plan for 2010, the Compensation Committee held six formal meetings primarily relating to such metrics and allocations. Additionally, the Compensation Committee held executive sessions at certain of these meetings without the chief executive officer and the chief operating officer and general counsel present and with and without Towers Watson present. Furthermore, the Compensation Committee held numerous informal meetings during 2010 relating to executive compensation with just the members of the Compensation Committee and other informal meetings with just Towers Watson and/or the chief executive officer.

        In early 2011, the annual bonus and the deferred bonus amounts were set by the Compensation Committee consistent with the initial percentage allocations. Additionally, Mr. Hamamoto reviewed with the Compensation Committee his recommendations with respect to the 25% discretionary component under the Incentive Plan and payments under the additional discretionary pool that was set aside by the Compensation Committee under the Incentive Plan at the beginning of 2010, which is further described below under "Elements of Compensation Bonuses—Annual and Deferred Cash Bonuses". Following dialogue with Mr. Hamamoto, Towers Watson and other members of the Board relating to these matters, the Compensation Committee ultimately made the final determinations relating to executive compensation, which it provided to our chief executive officer who then informed the other executive officers.

Elements of Compensation

        The key elements of our executive compensation program are as follows:

  Base Salary

        The Compensation Committee's base salary determinations are generally dependent upon the scope of each executive officer's responsibilities, experience, and expected performance and contributions to our business, as well as contractual obligations that we have entered into with our executive officers. In October 2007, we entered into employment and non-competition agreements with each of Messrs. Hamamoto, Richardson, Gilbert and Tylis. Pursuant to these arrangements, the minimum annual base salaries for these executive officers were established as follows: Mr. Hamamoto's minimum base salary was $950,000 per year; Mr. Richardson's and Mr. Gilbert's minimum base salary was $500,000 per year; and Mr. Tylis's minimum base salary was $400,000 per year. The minimum base salaries that we negotiated with these executive officers were based on our understanding of base salaries for comparable positions at similarly situated companies at the time, the individual experience and skills of, and expected contribution from, each of these executive officers, the roles and responsibilities of these executive officers and the base salaries of these executive officers in prior years. The base salary for each of these executive officers for 2010 was equal to the minimum base salary negotiated with that executive officer in his employment agreement. In early 2011, the Compensation Committee increased Mr. Tylis's base salary to $500,000 per year in light of, among other things, his broad responsibilities throughout the Company. The Compensation Committee determined that there would be no additional increases in base salaries for 2011.

  Bonuses

        In determining bonuses for 2010, the Compensation Committee looked solely to the amounts payable pursuant to the Incentive Plan, which primarily consisted of amounts payable pursuant to pre-established, performance-based goals, but also included discretionary components.

        In determining the amount of the discretionary components of bonuses for 2010 payable to each executive officer, the Compensation Committee has generally focused on:

  •
  overall company performance;

  •
  each executive officer's contribution to the performance of the Company;

  •
  competitive compensation practices; and

  •
  aligning the long-term interests of our stockholders with those of our executive officers.

  Incentive Plan Overview

        Under the Incentive Plan, a potential incentive compensation pool will be established each calendar year. For each year, the size of the incentive pool will be calculated as the sum of (a) 1.75% of the Company's "adjusted equity capital" during that year and (b) 25% of the Company's AFFO (as defined in the Incentive Plan) during that year, above a 9% return hurdle on adjusted equity capital. Any payout from the incentive pool is then subject to achievement of additional performance goals. The incentive pool is expected to be divided into the following three separate incentive compensation components: (1) an annual cash bonus, tied to annual performance of the Company and paid after year end at or around completion of the year end audit; (2) a deferred cash bonus, determined based on the same year's performance, but paid 50% following the end of each of the first and second years after such incentive pool is determined, subject to the participant's continued employment through each payment date; and (3) a long-term incentive, paid at the end of a three or four year period based on the Company's achievement of additional cumulative performance goals for the three or four year period, subject to the participant's continued employment through the payment date. Performance goals for each component were set by the Compensation Committee initially upon the adoption of the 2010 metrics under the Incentive Plan and will be set at the beginning of each subsequent calendar year for each new cycle. The goals will generally be divided into distinct ranges of performance, each of which will correspond to a pay-out level equal to a percentage of a participant's pool allocation for such component.

        The incentive pool under the Incentive Plan, if earned, is expected to be allocated among the Company's executives and employees each year. The table below sets forth the 2010 allocations of the incentive pool to the Company's executive officers:

Participant	Annual Bonus Pool Percentage	Deferred Bonus Pool Percentage	Long-Term Incentive Pool Percentage	Total Bonus Pool Percentage
David T. Hamamoto	10.0%	5.0%	20.0%	35.0%
Andrew C. Richardson	5.0%	2.5%	6.5%	14.0%
Daniel R. Gilbert	5.0%	2.5%	6.5%	14.0%
Albert Tylis	5.0%	2.5%	6.0%	13.5%

        Furthermore, pursuant to the terms of the Incentive Plan, any amounts earned under the Incentive Plan that are not otherwise allocated to non-executive officers by management may be allocated to the executive officers upon the recommendation of the chief executive officer, subject to the approval of the Compensation Committee.

  Annual and Deferred Cash Bonuses

        The annual cash bonus component for 2010 was calculated based on AFFO targets ranging from negative $100 million to positive AFFO (as defined under the Incentive Plan) and Liquidity (as defined under the Incentive Plan) targets ranging from $40 million to greater than $100 million (weighted 50% and 25%, respectively) with the remaining 25% of the 2010 annual bonus determined in the Compensation Committee's discretion. Additionally, as described above, at the beginning of 2010 the Compensation Committee set aside an additional discretionary pool under the Incentive Plan of up to $2 million to be allocated to the Company's executive officers based on Company and individual performance in 2010. The Company exceeded the targeted AFFO and Liquidity metrics set forth under the Incentive Plan for 2010. The deferred cash bonus component was calculated based on the same performance measures as the annual cash bonus, but paid as described above. Additionally, with respect to the 25% discretionary component of the 2010 annual bonus, the Compensation Committee awarded 100% of the discretionary component relating to annual and deferred cash bonuses to Messrs. Hamamoto, Richardson, Gilbert and Tylis. The Compensation Committee also allocated $1.4 million of the $2 million discretionary pool equally among Messrs. Hamamoto, Richardson, Gilbert and Tylis, provided that this portion of the bonus is only payable on December 31, 2011 and is subject to continued employment through that date. The Compensation Committee also allocated to Mr. Tylis $100,000 under such discretionary pool, which was paid as an annual bonus, in recognition of his contributions to the Company in 2010 and his lower base salary in 2010 relative to the other executive officers. The Compensation Committee did not allocate the remaining $500,000 of the discretionary pool.

        As described above, the Compensation Committee considers, among other things, each executive officer's contribution to the performance of the Company in determining the discretionary component of bonuses for the executive officers under the Incentive Plan. Given the continued difficult conditions that the Company and others in the real estate finance sector faced in 2010 and given the Company's relative performance under such conditions, the Compensation Committee placed considerable significance on the team effort put forth by the executive officers in addition to each executive officer's contribution to the Company's success in 2010. In terms of individual performance, the Compensation

Committee considered the following in evaluating bonuses for each of the executive officers: (i) Mr. Hamamoto's leadership and strategic foresight in guiding the Company through difficult market conditions; (ii) Mr. Richardson's financial and liquidity management; (iii) Mr. Gilbert's performance with respect to the credit quality and restructuring of the Company's commercial real estate loans; and (iv) Mr. Tylis's management of the Company's operations and intricate legal framework, and oversight of the Company's real estate securities business.

        Based on the foregoing, the following annual cash bonuses were paid pursuant to the Incentive Plan for our executive officers for the 2010 fiscal year: David T. Hamamoto—$2,572,663; Andrew C. Richardson—$1,286,331; Daniel R. Gilbert—$1,286,331; and Albert Tylis—$1,386,331. Additionally, the following deferred cash bonuses (excluding the deferred cash bonuses referred to above that are payable on December 31, 2011), payable 50% on December 31, 2011 and 50% on December 31, 2012, pursuant to the Incentive Plan were awarded to our executive officers for the 2010 fiscal year: David T. Hamamoto—$1,286,331; Andrew C. Richardson—$643,166; Daniel R. Gilbert—$643,166; and Albert Tylis—$643,166. In order to ensure that the basis under which the Compensation Committee made its determinations under the Incentive Plan were accurate, each of the executive officer's bonuses were paid after the Compensation Committee had reviewed the Company's audited financial statements for the year ended December 31, 2010. Mr. Richardson's unpaid deferred cash bonuses were forfeited upon his resignation and were not allocated to any of the executive officers.

  Long-Term Incentive Awards

        As with annual cash bonuses, long-term incentive awards are intended to compensate our executive officers for their performance and the performance of the Company. Additionally, long-term incentive awards are also designed to strengthen our ability to retain talented executives and create an incentive for executives to consider our long-term best interests. In the past, the Compensation Committee has made annual equity awards that vest over a three-year period, which appropriately align our executive officers' interests with those of our stockholders and further the long-term perspective necessary for success in our business.

        The Company did not necessarily have the ability to make equity awards to executive officers because there are only 155,301 equity awards available to grant under our 2004 Omnibus Stock Incentive Plan (the "2004 Stock Incentive Plan"). Historically, the Compensation Committee has viewed equity awards to executive officers as a proper way to align the interests of our executive officers with those of our stockholders. The Compensation Committee intends to seek approval for additional equity awards in the future and, to the extent performance conditions are met, believes it is in the Company's best interests to settle restricted stock units with equity awards. To the extent that equity awards are not available and if performance conditions are met, restricted stock units will be settled in cash, subject to the maximum cash payments described below.

        For the long-term incentive component, following the formation of the incentive pool for the year ended December 31, 2010, each executive officer was granted a number of restricted stock units determined by dividing the value of the executive officer's pool allocation for this component by the 20-day average closing price of the Company's common stock as of December 31, 2010 (such amount, the "2010 Initial Long-Term Allocation"). Upon the conclusion of the three-year performance period ending December 31, 2012, each executive officer will receive a payout, if any, equal to the value of one share of common stock at the time of such payout, inclusive of the dividends paid with respect to a share of common stock during the second and third year of the three-year performance period, for each restricted stock unit actually earned based on the Company's achievement of cumulative AFFO and/or a stock price goal during the performance period (the "2010 Long-Term Amount"). The 2010 Long-Term Amount, if any, will be paid in the form of shares of common stock or long-term incentive plan units, which represent units of partnership interest which are structured as profits interest in our operating partnership ("LTIP units") to the extent available under the Company's equity compensation plans or, if all or a portion of such shares or LTIP units are not available, in cash; provided, that the amount of cash paid to any executive officer with respect to the 2010 Long-Term Amount shall not exceed two times such executive officer's 2010 Initial Long-Term Allocation. For the three-year performance period ending December 31, 2012, (i) the AFFO goals range from $1 million or higher to negative $100 million and correspond to payouts of 100% to 25% (determined through linear interpolation) of the 2010 Long-Term Amount and (ii) the stock price goals were set at $7.41 per share, $6.13 per share and $5.40 per share, which correspond to payouts of 100%, 66.7% and 33.3%, respectively.

        Pursuant to the formula set forth in the Incentive Plan, the following restricted stock units were allocated to our named executive officers in early 2011, which remain subject to the achievement of cumulative performance goals for the three-year period ending December 31, 2012 and are subject to the executive officer's continued employment through such date: David T. Hamamoto—1,133,332; Andrew C. Richardson—368,333; Daniel R. Gilbert—368,333; and Albert Tylis—340,000.

        In early 2010, following the formation of the incentive pool for the year ended December 31, 2009, each executive officer was granted a number of restricted stock units determined by dividing the value of the executive officer's pool allocation for this component by the 20-day average closing price of the Company's common stock as of December 31, 2009 (such amount, the "2009 Initial Long-Term Allocation"). Upon the conclusion of the three-year performance period ending December 31, 2011, each executive officer will receive a payout, if any, equal to the value of one share of common stock at the time of such payout, inclusive of the dividends paid with respect to a share of common stock during the second and third year of the three-year performance period, for each restricted stock unit actually earned based on the Company's achievement of cumulative AFFO and/or a stock price goal during the performance period (the "2009 Long-Term Amount"). The 2009 Long-Term Amount, if any, will be paid in the form of shares of common stock or LTIP units to the extent available under the Company's equity compensation plans or, if all or a portion of such shares or LTIP units are not available, in cash; provided, that the amount of cash paid to any executive officer with respect to the 2009 Long-Term Amount shall not exceed two times such executive officer's 2009 Initial Long-Term Allocation. For the three-year performance period ending December 31, 2011, the AFFO goals range from $75 million to $150 million and correspond to payouts of 25%, 50%, 75% and 100% of the 2009 Long-Term Amount. In connection with the implementation of the Incentive Plan, the Compensation Committee adopted an $8.21 per share stock price goal for the three-year performance period ending December 31, 2011, which corresponds to a 100% payout of the 2009 Long-Term Amount. Subsequent to the conclusion of the 2009 fiscal year, the Compensation Committee determined it was appropriate and in the Company's best interest to also provide for stock price goals of $6.34 per share, which would equate to a one-third payout of the 2009 Long-Term Amount, and $7.21 per share, which would equate to a two-thirds payout of the 2009 Long-Term Amount.

        Pursuant to the formula set forth in the Incentive Plan, the following restricted stock units were allocated to our named executive officers in early 2010, which remain subject to the achievement of cumulative performance goals for the three-year period ending December 31, 2011 and are subject to the executive officer's continued employment through such date: David T. Hamamoto—1,656,555; Andrew C. Richardson—538,380; Daniel R. Gilbert—538,380; and Albert Tylis—414,139.

        Additionally, following Mr. Richardson's resignation from the Company, the Compensation Committee determined that it was in the Company's best interests and consistent with the Compensation Committee's desire to retain highly qualified executives to re-allocate Mr. Richardson restricted stock units. Accordingly, Messrs. Gilbert and Tylis were each allocated an additional 453,356 restricted stock units, which remain subject to the achievement of cumulative performance goals for the three-year period ending December 31, 2011 and the three-year period ending December 31, 2012. Notwithstanding the terms of the Incentive Plan, for retention purposes the restricted stock units allocated to Messrs. Gilbert and Tylis with respect to the three-year performance period ending

December 31, 2011 shall vest and not be payable until December 31, 2012 (as opposed to December 31, 2011).

  Other Incentive Programs

  2004 Stock Incentive Plan

        The 2004 Stock Incentive Plan was adopted in 2004 in connection with the Company's initial public offering. The purpose of the 2004 Stock Incentive Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company's success and to provide incentives to participants that are linked directly to increases in stockholder value and will, therefore, inure to the benefit of all stockholders of the Company. The 2004 Stock Incentive Plan provides for the issuance of stock-based incentive awards, including incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock and other equity-based awards, or any combination of the foregoing. The eligible participants of the 2004 Stock Incentive Plan include our directors, officers, employees, consultants and advisors. Currently, there are only 155,301 shares that remain available for issuance under the 2004 Stock Incentive Plan. The Compensation Committee believes that the issuance of stock-based awards under the 2004 Stock Incentive Plan has provided a long-term incentive to our executive officers and aligned their interests with those of our stockholders.

Equity Grant Policies

        In connection with the adoption of the Incentive Plan, the Compensation Committee determined that it was appropriate to utilize performance based restricted stock units that may be settled in cash (subject to a cap as described above) or in stock because of the limited number of remaining equity awards available under the 2004 Stock Incentive Plan. We do not pay dividends on restricted stock units issued under our Incentive Plan, unless and until the performance hurdles are met, in which case dividends paid during the second and third year of the applicable performance period would be paid following the conclusion of the applicable performance period on the restricted stock units if they are earned. As described above, the restricted stock units that may be awarded under the long-term incentive component of the Incentive Plan will be determined based on the 20-day average closing price of the Company's common stock at the end of the first year of each grant cycle. Accordingly, we do not have any practice to time the grant of any equity awards in conjunction with the release of material, non-public information.

        In establishing award levels, we generally do not consider the equity ownership levels of the recipients or prior awards that are fully vested because earned and/or vested equity awards do not have retention value. Additionally, it is our belief that competitors seeking to hire our employees would not give credit for equity ownership in our company and, accordingly, to remain competitive, we would not give credit for ownership levels either.

        Prior to 2009, the primary type of equity awards we used were LTIP units. LTIP units represent units of partnership interest which are structured as profits interest in our operating partnership and which, conditioned on minimum allocation to the capital accounts of the LTIP unit for federal income tax purposes, may be converted, at the election of the holder, into one common unit of partnership interest in our operating partnership. Upon the election of a holder, each such operating partnership unit is then redeemable for cash equal to the then fair market value of one share of our common stock or, at our option, one share of our common stock. Historically, we have paid dividends on the entire amount of LTIP unit beginning on the date of grant.

        To the extent that we are able to issue equity awards in the future under the 2004 Stock Incentive Plan, we currently anticipate that such issuance would be in the form of LTIP units. Historically, although the Compensation Committee has considered forms of equity compensation other than LTIP units, including stock option grants, the Compensation Committee has determined that LTIP units best align the interests of our executive officers with those of our stockholders and potentially provide for certain tax benefits to our executive officers. Additionally, grants of LTIP units may be less dilutive to stockholders over time than options even though the grants of LTIP units are initially more dilutive because they are deemed outstanding at the time of grant for purposes of AFFO and net income per share calculations. Because we are largely measured by the capital markets based on our AFFO, which is exclusive of equity based compensation expense, the Compensation Committee applies a lesser weighting to the accounting cost associated with equity awards in determining the type of equity awards to provide our executive officers.

Stock Ownership Guidelines

        Our Board adopted the following minimum stock ownership guidelines for our executive officers and members of our Board:

Title	Guideline
Chief Executive Officer	A multiple of 4X base salary in effect from time to time
Executive Vice President	A multiple of 2X base salary in effect from time to time
Director	A minimum of 10,000 shares

        Ownership will include: (i) shares or LTIP units owned individually and by a person's immediate family members or trusts for the benefit of his or her immediate family members; (ii) restricted stock or LTIP units not yet vested; (iii) shares or LTIP units held in a 401(k) plan; and (iv) shares or LTIP units held in employee stock purchase or deferred compensation plans. Newly elected or appointed executive officers and directors will not be permitted to sell or otherwise transfer any shares or LTIP units until such time as they meet these stock ownership guidelines. We believe that requiring ownership of our stock creates alignment between executives, directors and stockholders and encourages executives and directors to act to increase stockholder value. As of the date of this proxy statement, all of the named executive officers and directors are in compliance with our stock ownership guidelines.

  Employment Arrangements

        On October 4, 2007, in connection with the expiration of the three-year term of certain employment agreements with certain of our executive officers, we entered into new employment and non-competition agreements with Messrs. Hamamoto, Richardson, Gilbert and Tylis. Each employment and non-competition agreement has an initial term of three years and will extend on an annual basis for one additional year, unless notice not to renew the employment and non-competition agreement is given 90 days prior to the expiration of its term. Additionally, each employment and non-competition agreement provides for certain payments in the event of termination, as described in "Potential Payments on Termination or Change in Control" beginning on page 30.

        Mr. Richardson resigned from the Company on February 25, 2011. Mr. Richardson's employment agreement was terminated in connection with his resignation and no amounts were paid to Mr. Richardson under his employment agreement in connection with his resignation.

  Other Awards

  Perquisites

        At this time, we do not believe it is necessary for the attraction or retention of management talent to provide our executive officers with additional compensation in the form of perquisites. Accordingly, in 2010, none of our executive officers received any perquisites.

  Retirement Plans

        Consistent with the practice of many publicly traded companies, we maintain a standard 401(k) plan in which all of our employees are entitled to participate. We match 100% of the first 3% of an employee's contributions and 50% of the next 2% of the employee's contributions.

  Deferred Compensation Plans

        At this time, we do not believe it is necessary for the attraction or retention of management talent to provide a deferred compensation plan to any of our executive officers.

Compensation of Executive Officers

Summary Compensation Tables

        The following table shows the compensation for each of our named executive officers in accordance with Item 402(c) of Regulation S-K.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)		Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)(1)	Total Compensation ($)
David T. Hamamoto	2010	950,000	817,622	(2)(4)	2,435,136	(6)	2,452,865	(7)(9)	9,800	6,665,423
Chairman & Chief Executive	2009	950,000	523,368	(3)(5)	—		2,093,472	(8)(10)	9,800	3,576,640
Officer	2008	950,000	3,450,000	(11)	8,000,000	(12)	—		9,200	12,409,200
Andrew C. Richardson(13)	2010	500,000	408,811	(2)(4)	791,419	(6)	1,226,432	(7)(9)	9,800	2,936,462
Chief Financial Officer &	2009	500,000	348,912	(3)(5)	—		1,046,736	(8)(10)	9,800	1,905,448
Treasurer	2008	500,000	1,937,500	(11)	3,875,000	(12)	—		9,200	6,321,700
Daniel R. Gilbert	2010	500,000	408,811	(2)(4)	791,419	(6)	1,226,432	(7)(9)	9,800	2,936,462
Co-President and Chief	2009	500,000	348,912	(3)(5)	—		1,046,736	(8)(10)	9,800	1,905,448
Investment Officer	2008	500,000	1,937,500	(11)	3,550,000	(12)	—		9,200	5,996,700
Albert Tylis	2010	400,000	491,365	(2)(4)	608,784	(6)	1,174,095	(7)(9)	9,800	2,684,045
Co-President, Chief	2009	400,000	479,130	(3)(5)	—		837,388	(8)(10)	9,800	1,726,318
Operating Officer & Secretary

(1)
Represents matching contributions in connection with our 401(k) plan.

(2)
Represents the allocable discretionary portion of the annual cash bonuses under the Incentive Plan for 2010 and the allocable discretionary portion of the deferred cash bonuses paid in 2010 under the Incentive Plan for 2009.

(3)
Represents the allocable discretionary portion of the annual cash bonuses under the Incentive Plan for 2009.

(4)
Does not include (i) the following discretionary portion of the deferred cash bonuses payable 50% on December 31, 2011 and 50% on December 31, 2012 (if the applicable executive officer remains employed through each such date), awarded to our named executive officers pursuant to the Incentive Plan for 2010: David T. Hamamoto—$321,583; Andrew C. Richardson—$160,792; Daniel R. Gilbert—$160,792; and Albert Tylis—$160,792 and (ii) $350,000 payable on December 31, 2011 to each of the foregoing named executive officers if the applicable executive officer remains employed through such date.

(5)
Does not include the following discretionary portion of the deferred cash bonuses that were payable 50% on December 31, 2010 and 50% on December 31, 2011 (if the applicable executive officer remains employed through each such date), awarded to our named executive officers pursuant to the Incentive Plan for 2009: David T. Hamamoto—$348,912; Andrew C. Richardson—$174,456; Daniel R. Gilbert—$174,456; and Albert Tylis—$139,565. The portion of the deferred cash bonus paid on December 31, 2010 is included in the table above as compensation for 2010.

(6)
Represents the grant date fair value, computed in accordance with FASB ASC Topic 718, of restricted stock units that were allocated to our executive officers in early 2010 under the Incentive Plan, which remain subject to the achievement of cumulative performance goals for the three-year period ending December 31, 2011 and are subject to the executive officer's continued employment through such date.

(7)
The fair values for these awards were determined by a Monte Carlo analysis under a risk-neutral premise using a risk-free interest rate of 0.91%. If we assumed that all of the performance goals for these awards would be achieved, the value of the awards at the grant date would have been as follows: David T. Hamamoto—$7,272,276; Andrew C. Richardson—$2,363,488; Daniel R. Gilbert—$2,363,488; and Albert Tylis—$1,818,070.

  Represents the allocable non-discretionary portion of the annual cash bonuses under the Incentive Plan for 2010 and the allocable non-discretionary portion of the deferred cash bonuses paid in 2010 under the Incentive Plan for 2009.

(8)
Represents the allocable non-discretionary portion of the annual cash bonuses under the Incentive Plan for 2009.

(9)
Does not include the following non-discretionary portion of the deferred cash bonuses payable 50% on December 31, 2011 and 50% on December 31, 2012 (if the applicable executive officer remains employed through each such date), awarded to our named executive officers pursuant to the Incentive Plan for 2010: David T. Hamamoto—$964,748; Andrew C. Richardson—$482,375; Daniel R. Gilbert—$482,375; and Albert Tylis—$482,375.

(10)
Does not include the following non-discretionary portion of the deferred cash bonuses that were payable 50% on December 31, 2010 and 50% on December 31, 2011 (if the applicable executive officer remains employed through each such date), awarded to our named executive officers pursuant to the Incentive Plan for 2009: David T. Hamamoto—$1,046,736; Andrew C. Richardson—$523,368; Daniel R. Gilbert—$523,368; and Albert Tylis—$418,694. The portion of the deferred cash bonus paid on December 31, 2010 is included in the table above as compensation for 2010.

(11)
Includes $1,250,000 for Mr. Hamamoto and $700,000 for Messrs. Richardson and Gilbert that was subject to forfeiture through the termination of a dollar equivalent amount of vested LTIP units if any such person was terminated for "cause" or resigned without "good reason" (each, as defined in their respective employment agreements) prior to January 1, 2010.

(12)
Includes stock bonus received for 2007 fiscal year (paid in January 2008) and stock bonus received for 2008 fiscal year (paid in December 2008). These stock bonuses vest quarterly over a three-year period.

(13)
Mr. Richardson resigned from the Company on February 25, 2011.

2010 Grants of Plan-Based Awards

        The following table provides information about awards granted in 2010 to each of our named executive officers. There were no stock awards or option awards in 2010. All of the awards referenced below are pursuant to our Incentive Plan.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)
Name	Grant Date	Threshold ($)	Target ($)(2)	Maximum ($)	Threshold (#)(3)	Target (#)(4)	Maximum (#)	Grant Date Fair Value ($)(5)
David T. Hamamoto	—	—	2,894,246	—	—	—	—	—
	2/22/10	—	—	—	414,139	1,656,555	1,656,555	2,435,136
Andrew C. Richardson	—	—	1,447,123	—	—	—	—	—
	2/22/10	—	—	—	134,595	538,380	538,380	791,419
Daniel R. Gilbert	—	—	1,447,123	—	—	—	—	—
	2/22/10	—	—	—	134,595	538,380	538,380	791,419
Albert Tylis	—	—	1,447,123	—	—	—	—	—
	2/22/10	—	—	—	103,535	414,139	414,139	608,784

(1)
Under the Incentive Plan, on July 21, 2009, award recipients were granted percentage allocations in a long-term bonus pool, the size of which was to be determined based on the Company's adjusted equity capital during 2009 and AFFO above a 9% return hurdle on adjusted equity capital for the year. In accordance with the Incentive Plan, as of February 22, 2010, these allocations were converted into restricted stock units granted to our executive officers based on the dollar amount of each allocation divided by the 20-business day average closing price of our common stock of $3.37 prior to December 31, 2009. The table above reflects such restricted stock units. Each executive officer's restricted stock units will only be earned upon the achievement of cumulative performance goals for the three-year period ending December 31, 2011 and the executive officer's continued employment through such date. Additionally, under the Incentive Plan, on April 20, 2010, award recipients were granted percentage allocations in a long-term bonus pool, the size of which was to be determined based on the Company's adjusted equity capital during 2010 and AFFO above a 9% return hurdle on adjusted equity capital for the year. In accordance with the Incentive Plan, as of February 23, 2011, these allocations were converted into restricted stock units granted to our executive officers based on the dollar amount of each allocation divided by the 20-business day average closing price of our common stock of $4.54 prior to December 31, 2010. The following are the number of restricted stock units that were granted to our executive officers as of February 23, 2011 pursuant to these awards: David T. Hamamoto—1,133,332; Andrew C. Richardson—368,333; Daniel R. Gilbert—368,333; and Albert Tylis—340,000. Each executive officer's restricted stock units will only be earned upon the achievement of cumulative performance goals for the three-year period ending December 31, 2012 and the executive officer's continued employment through such date. Because the grant date for these awards for accounting purposes did not occur until 2011, they are not reflected in the table above. See "Executive Compensation and Other Information—Compensation Discussion and Analysis—Elements of Compensation Bonuses" for additional information relating to the Incentive Plan.

(2)
Under the Incentive Plan, on April 20, 2010, award recipients were granted percentage allocations in an annual bonus pool and a deferred bonus pool, the size of which was to be determined based on the Company's adjusted equity capital during the year and AFFO above a 9% return hurdle on adjusted equity capital for the year. The potential payout for 75% of these allocations were then to be determined based on AFFO and Liquidity targets and the potential payout for the remaining 25% was to be discretionary. The amount reported relates to the 75% of these allocations that were not discretionary. Because there is no established target amount for these allocations under the Incentive Plan, the amount reported under the "Target ($)" sub-column represents the amount that was earned based on the Company's performance during 2010. Of the amount earned, (i) the following amounts were paid to our executive officers: David T. Hamamoto—$1,929,497; Andrew C. Richardson—$964,748; Daniel R. Gilbert—$964,748; and Albert Tylis—$964,748, and (ii) the following amounts are payable 50% on December 31, 2011 and 50% on December 31, 2012 if the applicable executive officer remains employed with the Company through each such date: David T. Hamamoto—$964,748; Andrew C. Richardson—$482,375; Daniel R. Gilbert—$482,375; and Albert Tylis—$482,375. As there was no minimum or maximum amount for these allocations under the Incentive Plan, the sub-columns "Threshold ($)" and "Maximum ($)" are not applicable. See "Executive Compensation and Other Information—Compensation Discussion and Analysis—Elements of Compensation Bonuses" for additional information relating to the Incentive Plan.

(3)
Represents the minimum hurdle under the Incentive Plan, which equals 25% of the maximum award.

(4)
Because there is no established target amount for these allocations under the Incentive Plan, the amount reported under the "Target ($)" sub-column represents the amount that the executives would have earned if our performance for the three-year performance period under the Incentive Plan continued at the same annualized rate as we experienced during 2009 and 2010. Because our annualized performance in 2009 and 2010 would have resulted in executives receiving the maximum award under the Incentive Plan, the amount reported in the "Target ($)" sub-column equals the maximum award. See "Executive Compensation and Other Information—Compensation Discussion and Analysis—Elements of Compensation Bonuses" for additional information relating to the Incentive Plan.

(5)
Represents the grant date fair value, computed in accordance with FASB ASC Topic 718, of restricted stock units that were allocated to our executive officers in early 2010 under the Incentive Plan, which remain subject to the achievement of cumulative performance goals for the three-year period ending December 31, 2011 and are subject to the executive officer's continued employment through such date.

Discussion of Summary Compensation and Grants of Plan-Based Awards Tables

        Our executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Tables and the Grants of Plan Based Awards Table was paid or awarded, are described above under "Executive Compensation and Other Information—Compensation Discussion and Analysis." The terms of employment and non-competition agreements that we have entered into with our executives are described below under "Employment Arrangements" and "Potential Payments Upon Termination or Change-in-Control."

Outstanding Equity Awards at Fiscal Year End 2010

        The following table sets forth certain information with respect to outstanding equity awards at December 31, 2010 with respect to our named executive officers.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)(4)
David T. Hamamoto	262,268	1,245,773	1,656,555	7,868,636
Andrew C. Richardson(5)	143,193	680,167	538,380	2,557,305
Daniel R. Gilbert	140,243	666,154	538,380	2,557,305
Albert Tylis	101,252	480,947	414,139	1,967,160

(1)
Represents LTIP units.

(2)
Based on a price per share of $4.75, which was the closing price of our common stock on the New York Stock Exchange at December 31, 2010, and assumes the redemption of the LTIP units for an equal number of shares of common stock.

(3)
In accordance with the Incentive Plan, as of February 23, 2011, our executive officers' allocations in a long-term bonus pool for 2010 were converted into restricted stock units granted to our executive officers based on the dollar amount of each allocation divided by the 20-business day average closing price of our common stock of $4.54 prior to December 31, 2010. The following are the number of restricted stock units granted to our named executive officers as of February 23, 2011 pursuant to these awards: David T. Hamamoto—1,133,332; Andrew C. Richardson—368,333; Daniel R. Gilbert—368,333; and Albert Tylis—340,000. Based on a price per share of $4.75, which was the closing price of our common stock on the New York Stock Exchange at December 31, 2010, the value of the stock underlying these restricted stock units was as follows: David T. Hamamoto—$5,383,327; Andrew C. Richardson—$1,749,582; Daniel R. Gilbert—$1,749,582; and Albert Tylis—$1,615,000. Each executive officer's restricted stock units will only be earned upon the achievement of cumulative performance goals for the three-year period ending December 31, 2012 and the executive officer's continued employment through such date. Assuming our performance for the three-year performance period applicable to these awards continues at the same annualized rate as we experienced during 2010, each executive officer will fully earn all of these restricted stock units. Because the grant date for these awards for accounting purposes did not occur until 2011, they are not reflected in the table above. See "Executive Compensation and Other Information—Compensation Discussion and Analysis—Elements of Compensation Bonuses" for additional information relating to the Incentive Plan.

(4)
In accordance with the Incentive Plan, as of February 22, 2010, our executive officers' allocations in a long-term bonus pool for 2009 were converted into restricted stock units granted to our executive officers based on the dollar amount of each allocation divided by the 20-business day average closing price of our common stock of $3.37 prior to December 31, 2009. Each executive officer's restricted stock units will only be earned upon the achievement of cumulative performance goals for the three-year period ending December 31, 2011 and the executive officer's continued employment through such date. Assuming our performance for the three-year performance period applicable to these awards continues at the same annualized rate as we experienced during 2009 and 2010, each executive officer will fully earn all of these restricted stock units. Accordingly, the table reflects the maximum number of restricted stock units that may be earned. The value of the awards reflected in the table above is based on a price per share of $4.75, which was the closing price of our common stock on the New York Stock Exchange at December 31, 2010. See "Executive Compensation and

  Other Information—Compensation Discussion and Analysis—Elements of Compensation Bonuses" for additional information relating to the Incentive Plan.

(5)
Mr. Richardson's unvested restricted stock units were forfeited in connection with his resignation.

Option Exercises and Stock Vested in 2010

        The following table sets forth certain information with respect to stock award vesting during the year ended December 31, 2010 with respect to our named executive officers.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
David T. Hamamoto	822,948	3,540,001
Andrew C. Richardson	436,237	1,875,966
Daniel R. Gilbert	424,436	1,825,310
Albert Tylis	134,032	576,207

(1)
Represents LTIP units and assumes the redemption of the LTIP units for an equal number of shares of our common stock.

(2)
Based on the closing price of our common stock on the New York Stock Exchange on the date of vesting, which ranged from $3.43 per share to $4.72 per share.

Potential Payments on Termination or Change in Control

        We have entered into employment and non-competition agreements, each dated as of October 4, 2007, with Messrs. Hamamoto, Richardson, Gilbert and Tylis, that provide for certain severance payments, change in control benefits and tax gross-up payments. All of the agreements have three-year initial terms. Following the initial terms, the agreements automatically will extend on an annual basis for one additional year, unless notice not to renew an agreement is given 90 days prior to the expiration of its term. References to, and summaries of, the employment and non-competition agreements are qualified in their entirety by reference to the complete agreements, which have been filed as exhibits to our periodic filings with the SEC.

  Severance

        We believe that companies should provide reasonable severance benefits to its executive officers. Each of our employment and non-competition agreements with Messrs. Hamamoto, Richardson, Gilbert and Tylis provide that the executive will receive severance payments in the event we terminate his employment (other than a termination for "cause," as defined in each employment agreement, or by the executive without "good reason," also as defined in each employment agreement). Under these employment and non-competition agreements, upon an executive's death or disability, an executive would be entitled to a payment of: (1) base salary through the date of termination; (2) a pro-rated annual bonus for the year in which the termination occurs (based upon the target annual bonus then in effect); and (3) 1.0 times the executive's base salary at the rate in effect on the date of termination, plus full vesting of all Company equity awards. In the event of termination of employment for any reason other than those described above, these executives would be entitled to payment of: (1) base salary through the date of termination; (2) a pro-rated annual bonus for the year in which the termination occurs (based upon the target annual bonus then in effect); and (3) an amount equal to the executive's total compensation in effect prior to the date of termination (which is generally defined to mean base salary plus the average of the annual bonuses (including cash bonuses and annual bonuses paid in LTIPs or other securities) earned for the three years prior to the year in which the termination occurs) multiplied by 2.25 in the case of Mr. Hamamoto and 1.5 in the case of Messrs. Richardson, Gilbert and Tylis, plus in each case the full vesting of all Company equity awards.

        Pursuant to each employment and non-competition agreement, each executive has agreed that, during his employment with us and for a period of one year following the termination of his employment, he will not solicit any of our employees, officers, consultants or joint venture partners to terminate their employment or other relationships with us. In addition, pursuant to each employment and non-competition agreement with Messrs. Hamamoto, Richardson, Gilbert and Tylis, each executive has agreed that during his employment with us and for a period of one year following the termination of his employment (other than under certain circumstances, including upon the expiration of the term of his employment agreement at our election or termination by us of the executive without "cause" (as defined in each employment agreement)), that he will not engage in any business that competes directly with the principal businesses conducted by us as of the date of the executive's termination of employment. We entered into these employment and non-competition agreements with certain of our executive officers in connection with the expiration of the initial three-year term of certain of these agreements in order to appropriately retain and incentivize our executive officers with employment agreements that reflected overall terms that were competitive to our peer group and to the marketplace generally. We believe that these agreements serve the interests of our stockholders and assist us in retaining our executive officers because the agreements provide reasonable severance to our executive officers in exchange for their valued service and restrictive covenants that protect us. Additionally, because the severance level is negotiated up front, it potentially makes it easier for our board to terminate executive officers for performance reasons without the need for protracted negotiation over severance.

        Additionally, our Incentive Plan delineates the amounts that may be owed to our executive officers under the Incentive Plan if they are terminated without "cause" or resign for "good reason" or if their employment terminates as a result of death or disability. The Incentive Plan provides for the following arrangements for each of the components under the Incentive Plan:

        Annual Cash Bonus:    If an executive officer is eligible to receive an annual cash bonus for the year that includes the date the executive officer's employment terminates, the amount of the executive's actual annual cash bonus shall be pro-rated based on the number of days in such plan year prior to the date of executive's termination with reference to a bonus pool that is determined (and paid) at the conclusion of the year.

        Deferred Cash Bonus:    If an executive officer is eligible to receive a deferred cash bonus and the deferred cash bonus relates to the plan year that includes the date the executive officer's employment terminates, the amount of an executive officer's deferred cash bonus shall be calculated in the same manner as the annual cash bonus. If a deferred cash bonus relates to any completed plan year, the Compensation Committee shall accelerate the vesting of any unvested and unpaid portion of such deferred cash bonus.

        Long-Term Incentive:    If an executive officer is eligible to receive any amount payable under the long-term incentive component of the Incentive Plan, the amount of the executive officer's payment shall be calculated (and paid) as of the end of such long-term bonus period, but pro-rated based on the number of days that the executive was employed during such long-term bonus period.

        Each payment described above shall be paid to the executive officer only if the executive officer has signed a general release of claims in favor of the Company and related persons and entities in a form and manner satisfactory to the Company.

  Change of Control

        The employment and non-competition agreements with our executive officers provide for certain change in control benefits, which only apply after a change in control if the executive officer is terminated or is assigned duties with the successor inconsistent with executive officer's title, position, status, reporting relationships, authority, duties or responsibilities to us. Under these circumstances, the executive officers would be entitled to terminate their respective employment and non-competition agreements for "good reason" and would be entitled to the corresponding severance payments described above.

        The grant letters applicable to equity awards granted under the 2004 Stock Incentive Plan provide for the full accelerated vesting of the awards under the 2004 Stock Incentive Plan upon a change in control. Additionally, our Incentive Plan provides for the following arrangements in connection with a change of control for each of the components under the Incentive Plan:

        Annual Cash Bonus:    If an executive officer is eligible to receive an annual cash bonus for the year that includes the effective date of a change of control (the "Change of Control Date"), the amount of the executive officer's annual cash bonus shall be pro-rated with reference to a bonus pool that is adjusted by the Compensation Committee on an equitable basis as of the Change of Control Date to reflect the shortened year. In determining the achievement of performance targets and the percentage of the annual cash bonus payable to executive officers for the applicable adjusted year, the Compensation Committee shall apply the following principles: (i) the Compensation Committee shall not consider or give effect to any discretionary component or subjective performance criteria of the Incentive Plan and shall equitably re-weight all remaining and applicable objective performance targets and (ii) to the extent possible, the Compensation Committee shall annualize or extrapolate performance as of the Change of Control Date for the entire year.

        Deferred Cash Bonus:    If an executive officer is eligible to receive a deferred cash bonus and the deferred cash bonus relates to the plan year that includes the Change of Control Date, the amount of an executive officer's deferred cash bonus shall be calculated in the same manner as the annual cash bonus. If a deferred cash bonus relates to any completed plan year, the Compensation Committee shall accelerate the vesting of any unvested and unpaid portion of such deferred cash bonus.

        Long-Term Incentive:    An executive officer shall be deemed to have earned the amount payable under the long-term incentive component of the Incentive Plan with reference to a bonus pool that is pro-rated based on the number of days from January 1 of the first plan year through the Change of Control Date. For purposes of the foregoing, all applicable performance targets relating to the long-term incentive component shall be deemed to have been achieved in full.

        Payments described under the Annual Cash Bonus and Deferred Cash Bonus sections shall be paid to the executive officer on the Change of Control Date to the extent practicable or, if not practicable, as soon as reasonably possible following the Change of Control Date, but in no event later than 45 days following the Change of Control Date. Payments described under the Long-Term Incentive section shall be paid to the executive officers at the earliest of (i) nine months following the Change of Control Date, (ii) the date on which the applicable performance period would have concluded but for the change of control, (iii) the termination of an executive officer in connection with or following the change of control without "cause," (iv) the resignation of an executive officer in connection with or following the change of control for "good reason" to the extent that the executive officer is entitled to resign for "good reason" and (v) March 1 of the calendar year following the Change of Control Date.

        We determined that in order to be competitive in the marketplace, it was customary to provide for certain provisions upon a change of control, particularly because in many instances senior management lose their jobs in connection with a change of control. By agreeing up front to protect our executive officers from losing their equity or other compensation in the event of a change of control, we believe we can reinforce and encourage the continued attention and dedication of our executive officers to their assigned duties without distraction in the face of an actual or threatened change of control. This protection also aligns the interests of our executive officers with those of our stockholders.

  Tax Gross-Up

        Our employment agreements also provide for a tax gross-up payment to our executives in the event they are terminated without "cause" or resign for "good reason" following a change of control and become subject to the so-called "parachute" tax imposed by Internal Revenue Code Section 280G.

        The following table shows the potential payments to our named executive officers upon a termination of employment without "cause" or for "good reason" (each as defined in the executive officer's employment agreement), upon a change of control and upon the death or disability of a named executive officer. Our executive officers are not entitled to any payments if they are terminated for "cause" or resign without "good reason" or if they retire. In preparing the tables below, we assumed the termination or change of control occurred on December 31, 2010 (the closing price per share of our common stock was $4.75 as of December 31, 2010).

Name	Payments/Benefits	Termination Without Cause or For Good Reason		Change in Control	Change in Control (Termination For Good Reason)(1)	Death or Disability
David T. Hamamoto	Cash Severance Payment	$11,566,112		$0	$11,566,112	$950,000
	LTIP Units(2)	$1,245,773		$1,245,773	$1,245,773	$1,245,773
	Incentive Plan	$2,334,155	(3)	$9,303,953	$9,303,953	$2,334,155	(3)
	280G Tax Gross-up(4)	—		$0	$7,133,767	—
Andrew C. Richardson	Cash Severance Payment	$4,080,235		$0	$4,080,235	$500,000
	LTIP Units(2)	$680,167		$680,167	$680,167	$680,167
	Incentive Plan	$1,342,080	(3)	$4,184,625	$4,184,625	$1,342,080	(3)
	280G Tax Gross-up(4)	—		$0	$2,257,185	—
Daniel R. Gilbert	Cash Severance Payment	$4,080,235		$0	$4,080,235	$500,000
	LTIP Units(2)	$666,154		$666,154	$666,154	$666,154
	Incentive Plan	$1,342,080	(3)	$4,184,625	$4,184,625	$1,342,080	(3)
	280G Tax Gross-up(4)	—		$0	$2,318,840	—
Albert Tylis	Cash Severance Payment	$3,602,138		$0	$3,602,138	$400,000
	LTIP Units(2)	$480,947		$480,947	$480,947	$480,947
	Incentive Plan	$1,272,295	(3)	$3,103,571	$3,103,571	$1,272,295	(3)
	280G Tax Gross-up(4)	—		$0	$2,191,467	—

(1)
If, following a change of control, any of Messrs. Hamamoto, Richardson, Gilbert and Tylis, is assigned duties with the successor inconsistent with the executive's title, position, status, reporting relationships, authority, duties or responsibilities to us, the executive may terminate his employment agreement for "good reason."

(2)
Represents the number of LTIP units multiplied by $4.75, which was the closing price per share of our common stock as of December 31, 2010.

(3)
Does not include (i) the value of the following restricted stock units allocated to our named executive officers under our Incentive Plan, which are subject to the achievement of cumulative performance goals for the three-year period ending December 31, 2011: David T. Hamamoto—1,656,555; Andrew C. Richardson—538,380; Daniel R. Gilbert—538,380; and Albert Tylis—414,139, or (ii) the value of the following restricted stock units allocated to our named executive officers under our Incentive Plan, which are subject to the achievement of cumulative performance goals for the three-year period ending December 31, 2012: David T. Hamamoto—1,133,332; Andrew C. Richardson—368,333; Daniel R. Gilbert—368,333; and Albert Tylis—340,000. Following the conclusion of the respective performance periods ending December 31, 2011 and December 31, 2012, the named executive officer would be entitled to the number of units that would have been earned had the named executive officer been an employee of the Company at such time, pro-rated based on the date of termination without "cause", resignation for "good reason" or death or disability.

(4)
Assumes an excise tax rate under 280G of the Internal Revenue Code of 20%, a 35% federal income tax rate, a 1.45% Medicare tax rate, a 8.97% New York state income tax rate for Messrs. Hamamoto, Richardson, Gilbert and Tylis, and a 3.65% New York city income tax rate for Messrs. Hamamoto, Richardson and Tylis.

        The tables above do not include payments and benefits to the extent they are generally provided on a non-discriminatory basis to salaried employees upon termination of employment, including: (i) life insurance upon death in the amount of three times the employee's annual salary, but not exceeding a total of $750,000; (ii) disability benefits; and (iii) accrued vacation amounts.

Compensation of Directors

Determination of Compensation Awards

        Our Nominating and Corporate Governance Committee has responsibility for making recommendations with respect to non-employee director compensation to our entire Board. Our goal is the creation of a reasonable and balanced Board compensation program that aligns the interests of the Board with those of our stockholders. We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties to us as well as the skill-level required by us of members of the Board.

        Towers Watson provides recommendations to the Nominating and Corporate Governance Committee with respect to proposed non-employee director compensation, including recommendations with respect to the split between cash and equity-based compensation, compensation for attendance at meetings, annual compensation and additional compensation for the non-employee chairman of the Board, if any, the chairman of each of the Board committees and for the Lead Non-Management Director. The recommendations of Towers Watson are based largely on the compensation payable to directors in the REIT industry generally and the trends associated with the compensation payable to directors serving publicly traded REITs. The Nominating and Corporate Governance Committee discusses the recommendations with Towers Watson, the chief executive officer and the chief operating officer and ultimately makes a recommendation to the full Board with respect to all non-employee director compensation. For 2010, the Nominating and Corporate Governance Committee determined that, despite the complex nature of our business and the time required of our directors, given the current economic environment it was appropriate to not consider any increase in the compensation paid to our directors.

Non-Employee Directors

        In 2010, each of our non-employee directors was paid an annual director's fee of $50,000. The non-employee director who served as Lead Non-Management Director of the Board was paid an additional fee of $15,000 per year. The non-employee director who served as our Audit Committee chairperson was paid an additional fee of $20,000 per year. Each of the non-employee directors who served as the chairpersons of our Compensation Committee and our Nominating and Corporate Governance Committee was paid an additional fee of $10,000 per year. Each non-employee director was also paid $1,500 per Board meeting attended ($750 if the meeting is telephonic) and $1,000 per Board committee meeting attended ($500 if the meeting is telephonic). Directors who are our officers or employees, including our chairman of the Board, do not receive compensation as directors. In addition, we reimburse all directors for reasonable out-of-pocket expenses incurred in connection with their services on the Board.

        Effective January 1, 2011, the Board determined, in consultation with Towers Watson, that it was appropriate and in the best interests of the Company to revise its pay practices for members of the Board to eliminate per meeting fees and increase the annual fees paid to our non-employee directors. Consequently, members of the Board will no longer be paid fees for attending meetings of the Board or its Committees. Effective January 1, 2011 the Company's director's fees will be as follows: (i) board members will receive an annual director's fee of $80,000; (ii) the chairperson of our Audit Committee will receive an additional annual fee of $30,000; (iii) the chairpersons of our Compensation Committee, Nominating and Corporate Governance Committee and the Lead Non-Management Director of the Board will receive an additional annual fee of $25,000; (iv) members of our Audit Committee (other than the chairperson) will receive an additional annual fee of $15,000; and (v) members of our Compensation Committee and Nominating and Corporate Governance Committee (other than the chairpersons) will receive an additional annual fee of $10,000.

        We automatically grant to each of our non-employee directors equity based compensation which historically had been in the form of restricted common stock but that will be in the form of LTIP units in the future. We will automatically grant to any person who becomes a non-employee director LTIP units having a value of approximately $50,000 on the date such non-employee director attends his or her first meeting of our Board. The actual number of LTIP units that we will grant will be determined by dividing the fixed value of the grant by the closing sale price of our common stock on the New York Stock Exchange on the grant date. Restrictions on each of the initial grants of LTIP units will lapse as to one-third of the total amount granted on each of the first three anniversaries of the date of the grant.

        We will automatically grant LTIP units having a value of approximately $60,000 to each of our non-employee directors each year. These annual automatic grants will be made on the first business day following each annual meeting of our stockholders and the actual number of LTIP units that we will grant will be determined by dividing the fixed value of the annual grant by the closing sale price of our common stock on the New York Stock Exchange on the grant date.

Stock Ownership Guidelines

        Our Board has adopted stock ownership guidelines for our Board, which are described above under "Executive Compensation and Other Information—Stock Ownership Guidelines."

Director Compensation for 2010

        The following table provides information concerning the compensation of our non-employee directors for 2010.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
C. Preston Butcher	59,750	60,000	119,750
Stephen E. Cummings	56,535	60,000	116,535
Judith A. Hannaway	78,750	60,000	138,750
Wesley D. Minami	96,958	60,000	156,958
Louis J. Paglia	94,042	60,000	154,042
Frank V. Sica(2)	24,726	0	24,726

Total	410,761	300,000	740,761

(1)
As of December 31, 2010, none of our directors held any unexercised option awards or unvested stock awards that had been granted by us as director compensation, except for Mr. Cummings who holds 9,950 unvested shares of restricted stock, which vest annually over a three-year period beginning December 15, 2009. Each of the stock awards was in the form of restricted common stock.

(2)
Mr. Sica resigned from the Board on January 25, 2010.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee is responsible for, among other things, determining compensation for the Company's executive officers, administering the Company's equity compensation plans, and producing an annual report on executive compensation for inclusion in the Company's annual meeting proxy statement. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, under the Exchange Act, with management. Based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 2010, which is filed with the Securities and Exchange Commission.

Compensation Committee*:

Louis J. Paglia, Chairperson
Stephen E. Cummings

*
Stephen E. Cummings departed from the Compensation Committee following the date of this report, but did participate in the review and discussions referenced above. Judith A. Hannaway joined the Compensation Committee after the date of this report and consequently did not participate in the review and discussions referenced above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of April 20, 2011, the total number and the percentage of shares of our common stock beneficially owned by:

  •
  each of our directors and each nominee for director;

  •
  each of our named executive officers; and

  •
  all of our directors and executive officers as a group.

        The following table also sets forth how many shares of our common stock are beneficially owned by each person known to us to be the beneficial owner of more than five percent (5%) of the outstanding shares of our common stock, in each case, based solely on, and as of the date of, such person's filing of a Schedule 13D or Schedule 13G with the SEC.

        The information set forth below assumes that:

  •
  all of the conditions required for all LTIP units to be redeemable for an equal number of operating partnership units have been satisfied and the LTIP units have been so converted; and

  •
  all operating partnership units, including operating partnership units issuable upon conversion of LTIP units, held by the persons described above are redeemed for shares of our common stock.

	Amount and Nature of Beneficial Ownership(1)
Name and Address of Beneficial Owner	Number(1)		Percentage(1)
Principal Stockholders:
BlackRock, Inc.	4,904,930	(2)	6.24%
Directors and Executive Officers(3):
David T. Hamamoto	3,084,035	(4)	3.83%
Daniel R. Gilbert	699,954	(5)	*
Andrew C. Richardson	515,346	(6)	*
Albert Tylis	226,251	(7)	*
C. Preston Butcher	78,231		*
Stephen E. Cummings	34,661		*
Judith A. Hannaway	59,563		*
Oscar Junquera	10,204	(8)	*
Wesley D. Minami	76,542		*
Louis J. Paglia	96,734		*
Sridhar Sambamurthy	10,000	(8)	*
All directors and executive officers as a group(10)	4,355,971		5.35%

*
Less than one percent.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Notwithstanding the foregoing, shares of common stock subject to LTIP units irrespective of whether they are currently redeemable or redeemable within 60 days, are deemed outstanding for computing the percentage of the person holding such LTIP units but are not deemed outstanding for computing the percentage of any other person. In addition, we have assumed that any operating partnership units and LTIP units (irrespective of whether they are currently redeemable or redeemable within 60 days of the date hereof and irrespective of the fact that upon redemption we may pay cash), beneficially owned by any of the persons listed in the table above (but not units held by us) have been redeemed for an equivalent number shares of our common stock and, therefore, have deemed such number of shares as outstanding for purposes of presenting the number and computing the percentage of shares of our common stock beneficially owned by such persons. Unless otherwise described in a footnote below, number reflects shares of common stock.

(2)
Based on information included in the Schedule 13G/A filed by BlackRock, Inc. on February 7, 2011. BlackRock, Inc. beneficially owns 4,904,930 shares of common stock and has sole voting power and sole dispositive power over 4,904,930 shares of common stock. The address of BlackRock, Inc. is 40 East 52nd Street, New York, NY 10022.

(3)
The address of each of the directors and executive officers is 399 Park Avenue, 18th Floor, New York, NY 10022.

(4)
Includes (i) 648,641 shares of common stock held directly by Mr. Hamamoto, (ii) 393,037 shares of common stock held by two trusts, for which Heidi Meeker is the trustee, for the benefit of Mr. Hamamoto's children, (iii) 13,047 shares of common stock held by DTH Investment Holdings LLC, of which Mr. Hamamoto is the managing member and which is owned by Mr. Hamamoto, his wife and a grantor trust for the benefit of Mr. Hamamoto's children, (iv) 12,681 shares of common stock held by DTH Holdings, LLC, of which Mr. Hamamoto is the managing member, (v) 67,592 shares of common stock held by Oahu Holdings LLC, of which Mr. Hamamoto is the managing member, (vi) 210,282 LTIP units that were granted to Mr. Hamamoto under the 2004 Stock Incentive Plan that are owned by a grantor trust for the benefit of Mr. Hamamoto's children, of which Martha Hamamoto and Heidi Meeker are currently the trustees, and (vii) 1,738,756 LTIP units that were granted to Mr. Hamamoto under the 2004 Stock Incentive Plan and the Company's 2004 Long-Term Incentive Bonus Plan and are owned directly by Mr. Hamamoto.

(5)
Includes 62,343 shares of common stock owned directly by Mr. Gilbert and 637,611 LTIP units granted under the 2004 Stock Incentive Plan and the Company's 2004 Long-Term Incentive Bonus Plan.

(6)
Based on information available to the Company on February 25, 2011, the date Mr. Richardson resigned from the Company. Includes 58,572 shares of common stock owned directly by Mr. Richardson and 456,774 LTIP units granted under the 2004 Stock Incentive Plan and the Company's 2004 Long-Term Incentive Bonus Plan.

(7)
Includes 12,728 shares of common stock owned directly by Mr. Tylis and 213,523 LTIP units granted under the 2004 Stock Incentive Plan and the Company's 2004 Long-Term Incentive Bonus Plan.

(8)
Reflects LTIP units granted under the 2004 Stock Incentive Plan.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We own an $89 million mezzanine loan (the "NV Loan") that is secured by the Hard Rock Hotel and Casino in Las Vegas, NV (the "Hard Rock"). We, along with certain of the other lenders, entered into a long-term restructuring of the NV Loan in March, 2011. As part of the restructuring, Brookfield took ownership of the Hard Rock and entered into a seven-year loan with the existing senior lender, subject to achieving certain tests, and we will retain our $89 million mezzanine loan (or its economic equivalent), as well as an equity participation in the Hard Rock. David Hamamoto, the Company's chairman and chief executive officer, is the executive chairman of the board of Morgan Hotel Group, which was a minority partner in the joint venture that owned the Hard Rock.

        We have two real estate loans with a subsidiary of Legacy Partners Realty Fund I, LLC (the "Legacy Fund"), as borrower, totaling $33.4 million in principal amount. In January 2010, we extended one of the loans to the Legacy Fund in the principal amount of $19.2 million loan through January 2012, with three additional one-year extension options. In June 2010, we, together with a major financial institution which owns a pari passu interest in the other loan to the Legacy Fund in the principal amount of $14.1 million, modified the loan to increase the interest rate to LIBOR plus 450 and extend the maturity date to April 2013, with two one-year extension options. One of the Company's directors, Preston Butcher, is the chairman of the Board of Directors and chief executive officer and owns a significant interest in Legacy Partners Commercial, LLC, which indirectly owns an equity interest in, and owns the manager of, the Legacy Fund.

Policy for Review of Related Person Transactions

        Our Board has approved a written policy under which all "disinterested" directors shall evaluate and consider for approval arrangements and relationships that may occur or exist between us, on the one hand, and directors, certain of our officers and certain persons or entities associated with such persons, on the other hand. Under the policy, any transaction between us and any such related party (other than de minimus transactions), including, without limitation, any transaction that is required to be disclosed by us in any of our filed periodic reports or proxy statements will be deemed to be a related party transaction. When reviewing and evaluating a related party transaction, our "disinterested" directors may consider, among other things, any effect a transaction may have upon a director's independence, whether the transaction involves terms and conditions that are no less favorable to us than those that could be obtained in a transaction between us and an unrelated third party and the nature of any director's or officer's involvement in the transaction. Our general counsel will notify the "disinterested" directors promptly of new potential related party transactions and any material changes to previously approved or conditionally approved related party transactions. Additionally, existing related party transactions are presented to our Audit Committee on an annual basis for review and evaluation.

AUDIT COMMITTEE REPORT

        The following report of the Audit Committee (the "Audit Committee") of the Board of the Company, does not constitute soliciting material and should not be considered filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this report by reference therein.

        The Audit Committee operates under a written charter adopted by the Board, consistent with the corporate governance rules of the Securities and Exchange Commission and the New York Stock Exchange. A copy of the charter is on the Company's website at www.nrfc.com. The Board has determined that all members of the Audit Committee meet the independence standards established by the New York Stock Exchange.

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board. The Company's management has the primary responsibility for the preparation of the financial statements and the reporting process, including maintaining a system of internal controls over financial reporting and disclosure controls and procedures. The Audit Committee is directly responsible for the appointment, compensation, retention, oversight and termination of the Company's independent registered public accounting firm. As of February 23, 2011, the Audit Committee appointed Grant Thornton LLP, an independent registered public accounting firm, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011. The independent registered public accounting firm is responsible for performing an audit of the Company's consolidated financial statements in accordance with generally accepted accounting principles and issuing a report thereon. The Audit Committee reviews and oversees these processes, including oversight of: (1) the integrity of the Company's financial statements; (2) the Company's independent registered public accounting firm's qualifications and independence; (3) the performance of the Company's independent registered public accounting firm and the Company's internal audit function, which is currently performed by J.H. Cohn LLP; and (4) the Company's compliance with legal and regulatory requirements.

        In discharging its oversight role, the Audit Committee reviewed and discussed with the Company's management and Grant Thornton LLP, the Company's independent registered public accounting firm for the fiscal year ended December 31, 2010, the audited financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010, including discussions regarding critical accounting policies, other financial accounting and reporting principles and practices appropriate for the Company, the quality of such principles and practices and the reasonableness of significant judgments. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee also discussed with Grant Thornton LLP the matters required to be discussed by the Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards, AU 380), as amended.

        In addition, the Audit Committee discussed with Grant Thornton LLP its independence from the Company and the Company's management, and Grant Thornton provided to the Audit Committee the written disclosures and letter required from the independent registered public accounting firm by the applicable requirements of the PCAOB for independent auditor communications with audit committees concerning independence.

        The Audit Committee discussed with Grant Thornton LLP the overall scope and plans for their audit. The Audit Committee met with Grant Thornton LLP, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls over financial reporting, and the overall quality of the Company's financial reporting.

        Based on such review and discussions, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2010 be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which is filed with the Securities and Exchange Commission. The Board approved this recommendation.

Audit Committee*:

Wesley D. Minami, Chairperson
Judith A. Hannaway
Louis J. Paglia

*
Judith A. Hannaway departed from the Audit Committee following the date of this report, but did participate in the review and discussions referenced above. Oscar Junguera joined the Audit Committee after the date of this report and consequently did not participate in the review and discussions referenced above.

INDEPENDENT ACCOUNTANTS

Independent Accountants' Fees

        Aggregate fees for professional services rendered for the Company by Grant Thornton LLP for the fiscal years ended December 31, 2009 and December 31, 2010 were as follows:

Type of Fee	2009	2010
Audit Fees	$1,520,700	$1,464,700
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$1,522,750	$1,464,700

        Fees for audit services for the fiscal years ended December 31, 2009 and December 31, 2010 include fees associated with the annual audits for such years, including Section 404 attest services, the quarterly review of the Form 10-Qs for the three month periods ended March 31, 2009, June 30, 2009, September 30, 2009, March 31, 2010, June 30, 2010 and September 30, 2010, and for other attest services, including issuance of consents and review of the Company's registration statements on Form S-3 and other documents filed by the Company with the SEC.

Audit Committee Pre-Approval Policy

        In accordance with applicable laws and regulations, the Audit Committee reviews and pre-approves any audit and non-audit services to be performed by Grant Thornton LLP to ensure that the work does not compromise its independence in performing audit services. The responsibility for pre-approval of audit and permitted non-audit services includes pre-approval of the fees for such services and the other terms of the engagement. The Audit Committee annually reviews and pre-approves all audit, audit-related, tax and all other services that are performed by the Company's independent registered public accounting firm. The Audit Committee approved all of the services listed in the table above. In some cases the Audit Committee pre-approves the provision of a particular category or group of services for up to a year, subject to a specified budget.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

        The Board of Directors, following the recommendation of the Nominating and Corporate Governance Committee, has recommended that Messrs. Butcher, Cummings, Hamamoto, Junquera, Minami, Paglia and Sambamurthy and Ms. Hannaway, be elected to serve on the Board of Directors, each until the annual meeting of stockholders for 2012 and until his or her successor is duly elected and qualified. For certain information regarding each nominee, see "Board of Directors" above.

        Each nominee has consented to being named in this proxy statement and to serve if elected. If, prior to the annual meeting, a nominee should become unavailable to serve, the shares of common stock represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by the Board of Directors, unless the Board of Directors determines to reduce the number of directors or to leave a vacant seat on the Board of Directors in accordance with the Company's charter and bylaws.

        Election of the director nominees named in this proposal requires the affirmative vote of a plurality of all the votes cast in the election of directors at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the Board of Directors' nominees. Votes may be cast in favor of or withheld with respect to all of the director nominees, or any of them. Broker non-votes, if any, will not be counted as having been cast and will have no effect on the outcome of the vote on the election of directors. A vote "withheld" from a director nominee will have no effect on the outcome of the vote because a plurality of the votes cast at the annual meeting is required for the election of each director. Stockholders may not cumulate votes in the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
THE ELECTION OF EACH OF THE NOMINEES IDENTIFIED ABOVE.

PROPOSAL NO. 2:
RATIFICATION OF APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of our Board of Directors has appointed Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011. The Board of Directors has endorsed this appointment. A representative of Grant Thornton LLP is expected to be present at the annual meeting and will be available to respond to appropriate questions from our stockholders and will be given an opportunity to make a statement if he or she desires to do so.

        Stockholder ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board of Directors is submitting the appointment of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate governance. Ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011 requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting.

        If this selection is not ratified by our stockholders, the Audit Committee may reconsider its appointment and endorsement. Abstentions and broker non-votes, if any, will not be counted as having been cast and will have no effect on the outcome of the vote for this proposal. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION
OF THE SELECTION OF GRANT THORNTON LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

PROPOSAL NO. 3:
NON-BINDING, ADVISORY VOTE ON
NAMED EXECUTIVE OFFICER COMPENSATION

        On July 21, 2010, President Obama signed the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, into law. The Dodd-Frank Act, among other things, amended the Exchange Act to add Section 14A(a)(1), which generally requires each public company to include in its proxy statement a separate resolution subject to a non-binding, advisory stockholder vote to approve the compensation of the company's named executive officers, as disclosed in its proxy statement pursuant to Item 402 of Regulation S K. This is commonly known as, and is referred to herein as, a "say-on-pay" proposal or resolution. Under Section 14A(a)(1) of the Exchange Act, generally, each public company must submit a say-on-pay proposal to its stockholders at the first annual meeting on or after January 21, 2011 and not less frequently than once every three years thereafter.

        Accordingly, pursuant to Section 14A(a)(1) of the Exchange Act, the Company is providing stockholders with the opportunity to approve the following non-binding, advisory resolution:

    "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed in this proxy statement pursuant to the Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED."

        We are asking our stockholders to indicate their support for our named executive officers' compensation as described in this proxy statement. This vote is not limited to any specific item of compensation, but rather addresses the overall compensation of our named executive officers and our philosophy, policies and practices relating to their compensation as described in this proxy statement pursuant to Item 402 of Regulation S-K. Please refer to the section entitled "Compensation Discussion and Analysis" for additional details about our executive compensation programs, including information about the compensation of our named executive officers for 2010.

        You may vote for, vote against, or abstain from voting on the non-binding, advisory resolution approving the compensation of our named executive officers. The affirmative vote of a majority of the votes cast on this proposal will be required for approval. Abstentions and broker non-votes, if any, will not be counted as having been cast and will have no effect on the outcome of the vote on this proposal.

        The say-on-pay resolution is advisory, and therefore will not have any binding legal effect on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee value the opinions of our stockholders and intend to take the results of the vote on this proposal into account in future decisions regarding the compensation of our named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ADOPTION OF
THIS RESOLUTION.

PROPOSAL NO. 4:
NON-BINDING, ADVISORY VOTE ON FREQUENCY OF FUTURE, NON-BINDING, ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

        The Dodd-Frank Act amended the Exchange Act to add Section 14A(a)(2), which generally requires each public company to include in its proxy statement a separate non-binding, advisory stockholder vote to determine whether the non-binding, advisory stockholder votes on the say-on-pay proposal required by Section 14A(a)(1) will occur every 1, 2, or 3 years. Under Section 14A(a)(2), generally, each public company must submit this resolution to its stockholders at the first annual meeting occurring on or after January 21, 2011 and not less frequently than every six years thereafter. Accordingly, pursuant to Section 14A(a)(2) of the Exchange Act, the Company is providing stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, how frequently the Company will submit say-on-pay proposals to our stockholders in the future. Our stockholders will have the following three alternatives to choose from: (1) every year ("1 YEAR" on the proxy card), (2) every two years ("2 YEARS" on the proxy card) or (3) every three years ("3 YEARS" on the proxy card). In addition, stockholders may choose to abstain from voting on this proposal.

        Our Board believes that, of the three choices, submitting a non-binding, advisory say-on-pay resolution to stockholders every year is preferable. Annual votes will provide the Company with clearer feedback regarding the compensation of our named executive officers. The primary focus of the disclosure of the compensation of our named executive officers required to be included in the Company's proxy statements is compensation granted in or for the prior fiscal year. Additionally, the Compensation Committee re-evaluates the compensation of our named executive officers each year. An annual say-on-pay resolution will match the annual focus of this proxy statement disclosure and provide the Company with the clearest and most timely feedback of the three options. This feedback may then be considered by the Compensation Committee in its next annual decision-making process. Additionally, the administrative process of submitting a non-binding, advisory say-on-pay resolution to stockholders on an annual basis is not expected to impose any substantial additional costs on the Company.

        In order for any of the three alternatives set forth above to be approved, it must receive the affirmative vote of a majority of the votes cast on this proposal. By selecting one of these alternatives, stockholders are voting to approve their chosen alternative and are not voting to approve or disapprove of the recommendation of our Board. Because there are three alternatives, it is possible that none of the three alternatives will receive a majority of the votes cast. In the event that no alternative receives a majority of the votes cast, we will consider the alternative that receives the most votes to be the alternative preferred by the stockholders. In addition, stockholders may choose to abstain from voting on this proposal. Abstentions and broker non-votes, if any, will not be counted as having been cast and will have no effect on the outcome of the vote for this proposal.

        The vote on this proposal is advisory, and therefore will not have any binding legal effect on the Company. Although non-binding, the Board does intend to take the results of the vote on this proposal into account in its decision regarding the frequency with which we submit future say-on-pay proposals.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
A FREQUENCY OF EVERY YEAR ("1 YEAR" ON THE PROXY CARD).

 STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2012

        Proposals received from stockholders in accordance with Rule 14a-8 under the Exchange Act are eligible for consideration for inclusion in the proxy statement for the 2012 annual meeting of stockholders if they are received by us on or before December 28, 2011. Stockholder proposals must be directed to the Secretary, NorthStar Realty Finance Corp., at 399 Park Avenue, 18th Floor, New York, New York 10022. In order for a stockholder proposal submitted outside of Rule 14a-8 or a director nomination to be considered "timely", such proposal must be received by us within the timeframe for submission of stockholder proposals and director nominations under our current bylaws. In order for a proposal to be "timely" under our current bylaws, proposals of stockholders made outside of Rule 14a-8 under the Exchange Act and director nominations must be submitted, in accordance with the requirements of our current bylaws, not later than 5:00 p.m., Eastern Time, on January 23, 2012 and not earlier than December 24, 2011; provided, however, in the event that the date of the mailing of the notice for the 2012 annual meeting of stockholders is advanced or delayed more than 30 days from April 22, 2012, a proposal by a stockholder to be timely must be delivered not earlier than the 120th day prior to the date of mailing of the notice for such meeting and not later than 5:00 p.m., Eastern Time, on the later of: (1) the 90th day prior to the first anniversary of the date of mailing of the notice for such meeting; or (2) the tenth day following the date on which public announcement of the date of mailing of the notice for the 2012 annual meeting of stockholders is first made.

INCORPORATION BY REFERENCE

        In our filings with the SEC, information is sometimes "incorporated by reference." This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the "Audit Committee Report" and the "Compensation Committee Report" contained in this proxy statement specifically are not incorporated by reference into any other filings with the SEC. In addition, this proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

OTHER MATTERS

        Our Board knows of no other matters that have been submitted for consideration at this annual meeting. If any other matters properly come before our stockholders at this annual meeting, the persons named on the enclosed proxy card intend to vote the shares they represent in accordance with their discretion.

By Order of the Board of Directors,
Albert Tylis Co-President, Chief Operating Officer and Secretary

April 22, 2011
New York, New York

APPENDIX A

FORM OF PROXY

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF
NORTHSTAR REALTY FINANCE CORP.

        The undersigned stockholder of NorthStar Realty Finance Corp., a Maryland corporation (the "Company"), hereby appoints David T. Hamamoto and Albert Tylis, and each of them, as proxies for the undersigned, each with the full power of substitution, and hereby authorizes them to attend the Annual Meeting of Stockholders of the Company to be held on May 26, 2011 at 10:00 a.m., local time, at the New York Palace Hotel at 455 Madison Avenue, Stanford Room—Villard Mansion, 4th Floor, New York, New York, and any postponements or adjournments thereof, to vote, as designated on the reverse side, all of the shares of common stock of the Company which the undersigned would be entitled to vote if personally present thereat and to exercise all of the powers that the undersigned would have if personally present thereat.

        The votes entitled to be cast by the undersigned will be cast in the manner directed on the reverse side. If this proxy is executed but no instruction is given, this proxy will be cast "FOR" all nominees listed in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3, and "1 YEAR" for Proposal 4. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE DATE AND SIGN ON THE REVERSE SIDE AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

THIS PROXY IS CONTINUED ON REVERSE SIDE

*************

ANNUAL MEETING OF STOCKHOLDERS OF

NORTHSTAR REALTY FINANCE CORP.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at www.nrfcproxy.com

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, AND "1 YEAR" FOR PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    /*/

Proposal 1.	Election of directors to serve on our Board of Directors until the 2012 annual meeting of stockholders and until their successors are duly elected and qualified.

FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (See instructions below)
☐	☐	☐

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INSTRUCTION:    To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the box next to each nominee you wish to withhold, as shown here.    /*/

Nominees:

C. Preston Butcher	☐	David T. Hamamoto	☐	Oscar Junquera	☐	Louis J. Paglia	☐
Stephen E. Cummings	☐	Judith A. Hannaway	☐	Wesley D. Minami	☐	Sridhar Sambamurthy	☐

Proposal 2.	Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3.	Approval, on a non-binding, advisory basis, of named executive officer compensation.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 4.	Approval, on a non-binding, advisory basis, of the frequency of future votes on named executive officer compensation.

1 YEAR ☐	2 YEARS ☐	3 YEARS ☐	ABSTAIN ☐

Proposal 5.	To vote and otherwise represent the undersigned on any other matter that properly comes before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

☐    CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON.

This proxy, when properly executed, will be voted in the manner directed above. If this proxy is executed but no instruction is given, this proxy will be voted "FOR" all nominees listed in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3, and "1 YEAR" for Proposal 4. The proxies are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting or any postponements or adjournments thereof.

The undersigned hereby acknowledges receipt of NorthStar Realty Finance Corp.'s Annual Report to Stockholders for the fiscal year ended December 31, 2010 and the accompanying Notice of Annual Meeting and Proxy Statement, the terms of each of which are incorporated by reference, and hereby revokes any proxy or proxies heretofore given with respect to the matters set forth above.

Authorized Signatures—This section must be completed for your vote to be counted.—Date and Sign Below

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, attorneys, guardians or other fiduciaries should give full title as such under signature(s). If signing for a company or partnership, please sign in full company or partnership name by a duly authorized officer or partner, giving full title as such.

Date (mm/dd/yyyy) Please print date below		Signature 1— Please keep signature within the box.	Date (mm/dd/yyyy) Please print date below		Signature 2— Please keep signature within the box.
/	/		/	/

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